BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND

BAILARD, BIEHL & KAISER ENHANCED GROWTH FUND

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND

BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND

--------------------------------------------------------------------------------

TABLE OF CONTENTS

COGNITIVE VALUE FUND

Shareholders' Letter...........................................................1

Schedule of Investments........................................................4

Cumulative Total Return.......................................................12

ENHANCED GROWTH FUND

Shareholders' Letter..........................................................13

Schedule of Investments.......................................................16

Cumulative Total Return.......................................................20

INTERNATIONAL EQUITY FUND

Shareholders' Letter..........................................................21

Schedule of Investments.......................................................24

Cumulative Total Return.......................................................34

BOND OPPORTUNITY FUND

Shareholders' Letter..........................................................35

Schedule of Investments.......................................................38

Cumulative Total Return.......................................................42

OPPORTUNITY FUND GROUP INC. FINANCIAL STATEMENTS

Statements of Assets and Liabilities..........................................44

Statements of Operations......................................................45

Statements of Changes in Net Assets...........................................46

Cognitive Value Fund Financial Highlights.....................................47

Enhanced Growth Fund Financial Highlights.....................................48

International Equity Fund Financial Highlights................................49

Bond Opportunity Fund Financial Highlights....................................50

Notes to Financial Statements.................................................51

Report of Independent Accountants.............................................55

                             BAILARD, BIEHL & KAISER
                    COGNITIVE VALUE FUND SHAREHOLDERS' LETTER

November 30, 2001

Dear Shareholder:

We are pleased to present the first Bailard, Biehl & Kaiser Cognitive Value Fund Annual Shareholders' Report. It covers the four months from the Fund's inception on May 30, 2001 to the Fund's September 30, 2001 fiscal year end.

INCEPTION OF THE FUND

The Cognitive Value Fund was launched on May 30, 2001 with just under $55 million in assets. Full or partial positions were established in 121 stocks, resulting in the Fund becoming 92% invested in small cap value stocks by the end of day one. By the end of September, the Cognitive Value Fund had $61.5 million in assets, with 95% invested in equities and 5% in cash equivalents. The Fund held 134 individual stocks and two exchange traded funds as of September 30, 2001.

PERFORMANCE AND MARKET REVIEW

Domestic equities of all types performed poorly over the four months covered by this report. Economic slowing was already putting downward pressure on U.S. stocks before the uncertainty and economic disruption that followed the horrific events of September 11th exacerbated the decline. In this less than favorable environment, small cap value stocks as a group actually performed relatively well, declining less than the S&P 500 index, large cap value stocks, and large and small cap growth stocks. From May 30, 2001 to September 30, 2001, for example, the Wilshire Small Cap Value index declined -14.8%, versus -16.2% for the S&P 500 index, -15.8% for the Wilshire Large Cap Value index, -17.7% for the Wilshire Large Cap Growth index and -24.6% for the Wilshire Small Cap Growth index.(1)

Behavioral finance tells us that in uncertain times, investors are likely to favor the perceived security of large, liquid stocks in stable industries. During the third quarter of 2001, the dramatic, unsettling nature of the recent terrorist attacks led to just such behavior. Small value stocks had been holding up relatively well, performing better than the S&P 500, small growth stocks, and large growth and value stocks. However once the terrorist attacks occurred, small stocks generally fell out of favor. As a result, small cap value stocks finished the third quarter of 2001 behind large cap growth and value, but ahead of small cap growth.(2)

The following table shows the performance of the Cognitive Value Fund versus its benchmark, the Wilshire Small Cap Value index:

 % RETURN THROUGH                                             WILSHIRE SMALL CAP
SEPTEMBER 30, 2001           COGNITIVE VALUE FUND(3)             VALUE INDEX
------------------           -----------------------             -----------
Since 5/30 Inception                -11.6%                          -14.8%
Third Quarter, 2001                 -13.4%                          -17.0%

In constructing the Fund's portfolio, the Advisor seeks to outperform the Wilshire Small Cap Value benchmark index, while still tracking that benchmark closely enough that there is a high probability of producing representative small cap value stock returns. On a relative basis, the Cognitive Value Fund's performance has thus far been very good, exceeding its Wilshire benchmark index by over 3% since its inception.(3)

The behavioral finance techniques used in the Fund during the four months ended September 30, 2001 were generally successful. Companies with predictable earnings were in aggregate rewarded, as the deteriorating economy resulted in many earnings disappointments. Avoiding excessive optimism by holding low P/E stocks also paid off, because deteriorating fundamentals at many companies made it difficult for investors to justify lofty P/E valuations. Attempts to exploit Availability Bias (investors taking recent, vivid events too much into account) met with mixed success; some stocks continued to decline on additional bad news, while others, particularly insurance companies and airfreight carriers, outperformed nicely after September 11th.

The Cognitive Value Fund added value by avoiding many of the "Dot-com casualties" that were included in the Wilshire Small Cap Value index. The Fund has also benefited from stock selection in the financial sector and owning two stocks that received acquisition offers.

INVESTMENT STRATEGY

As of the end of the third quarter of 2001, the Cognitive Value Fund's portfolio characteristics continued to compare favorably overall to that of its Wilshire Small Cap Value benchmark index. The Fund did have a less favorable price to book ratio than the index. This was largely due to the index's unusual inclusion of many technology companies selling at or below book value that the Fund is reluctant to hold. Since many of these companies are burning cash, their book values in many cases are actually shrinking, but because their share prices have also declined very rapidly, they may temporarily appear to be selling at unrealistically attractive price to book ratios.

MARKET OUTLOOK

Looking ahead, small cap value stocks appear to be attractively priced, trading at just 1.2x book value. Historically, small cap value stocks have been a top performing investment style, compensating for their higher level of risk. We see no reason why that should not continue to be the case over the long run. After all, buying "value" usually makes sense over the long term, and small companies have the opportunity of growing into very large companies over time.

CLOSING COMMENTS

We are pleased with the successful launch of the Cognitive Value Fund and with its relative performance in the four months since its inception. If you have any questions, please feel free to contact us at 800-882-8383.

Sincerely,

/s/ Peter M. Hill                   /s/ Burnie E. Sparks, Jr., CFA

Peter M. Hill                       Burnie E. Sparks, Jr., CFA
Chairman                            President


----------
(1) The performance quoted represents past performance and is no indication of future results.
(2) This performance discussion is based on the returns of the S&P 500, the Wilshire Small Cap Value, the Wilshire Large Cap Value, the Wilshire Small Cap Growth and the Wilshire Large Cap Growth indices. Past performance is no indication of future results.
(3)  Total returns for investment periods ended September 30, 2001: 3 months:
     -13.42%; since inception (May 30, 2001): -11.60%. These figures reflect the average compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming all dividends and distributions by the Fund were reinvested at net asset value. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser Cognitive Value Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
                                                   SHARES              VALUE
                                                   ------              -----
   EQUITY SECURITIES (95.3%)

   INDUSTRIAL (14.9%)

   AEROSPACE / DEFENSE (0.2%)
   Kaman Corp. - Class A                             8,500          $   112,540
                                                                    -----------
   Total Aerospace / Defense                                            112,540
                                                                    -----------
   AIR FREIGHT & COURIERS (1.6%)
   Airborne, Inc.                                   35,300              337,115
*  Atlas Air Worldwide Holdings, Inc.               69,400              683,590
                                                                    -----------
   Total Air Freight & Couriers                                       1,020,705
                                                                    -----------
   BUILDING  PRODUCTS (1.5%)
*  NCI Building Systems, Inc.                        6,100               70,150
   Watsco, Inc.                                     29,800              390,082
   York International Corp.                         16,500              472,560
                                                                    -----------
   Total Building Products                                              932,792
                                                                    -----------
   CONSTRUCTION & ENGINEERING (0.7%)
   Foster Wheeler Ltd.                              34,000              170,000
   McDermott International, Inc.                    29,800              245,850
                                                                    -----------
   Total Construction & Engineering                                     415,850
                                                                    -----------
   ELECTRICAL COMPONENTS (0.6%)
   National Service Industries, Inc.                16,900              348,985
                                                                    -----------
   Total Electrical Components                                          348,985
                                                                    -----------
   MACHINERY - CONSTRUCTION / FARM (0.4%)
   Astec Industries, Inc.                           19,500              253,695
                                                                    -----------
   Total Machinery - Construction / Farm                                253,695
                                                                    -----------
   MACHINERY - INDUSTRIAL (5.3%)
   Albany International Corp. - Class A             17,200              257,312
   ESCO Technologies Inc.                            8,900              221,610
   Gardner Denver, Inc.                             17,400              386,280
   Kennametal Inc.                                   9,300              296,856
   Lincoln Electric Holdings, Inc.                  21,400              471,228
   Pentair, Inc.                                    26,000              800,020
   Robbins & Myers, Inc.                            17,000              419,050
   Timken Co. (The)                                 30,500              417,850
                                                                    -----------
   Total Machinery - Industrial                                       3,270,206
                                                                    -----------
   MARINE (0.7%)
   Overseas Shipholding Group, Inc.                 18,400              404,800
                                                                    -----------
   Total Marine                                                         404,800
                                                                    -----------
   SERVICES - DATA PROCESSING (1.0%)
   Pegasus Solutions, Inc.                          73,300              614,254
                                                                    -----------
   Total Services - Data Processing                                     614,254
                                                                    -----------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
(CONTINUED)
--------------------------------------------------------------------------------
                                                   SHARES              VALUE
                                                   ------              -----
   INDUSTRIAL - CONTINUED

   SERVICES - DIV / COMMERCIAL (1.5%)
*  NCO Group, Inc.                                  23,900            $ 326,952
*  Sylvan Learning Systems, Inc.                    27,300              625,170
                                                                    -----------
   Total Services - Div / Commercial                                    952,122
                                                                    -----------
   SERVICES - EMPLOYMENT (0.3%)
   Spherion Corp.                                   30,000              216,000
                                                                    -----------
   Total Services - Employment                                          216,000
                                                                    -----------
   TRUCKING (1.1%)
   Ryder System, Inc.                               23,200              463,768
   Werner Enterprises, Inc.                         10,900              182,248
                                                                    -----------
   Total Trucking                                                       646,016
                                                                    -----------
   TOTAL INDUSTRIAL                                                   9,187,965
                                                                    -----------
   CONSUMER DISCRETIONARY (16.8%)

   AUTO PARTS AND EQUIPMENT (0.7%)
   American Axle & Manufacturing Holdings, Inc.     12,800              163,200
   ArvinMeritor, Inc.                               16,700              238,643
                                                                    -----------
   Total Auto Parts and Equipment                                       401,843
                                                                    -----------
   BROADCASTING & CABLE (0.9%)
   Entravision Communications Corp.                 15,400              131,670
*  Regent Communications, Inc.                      68,000              409,360
                                                                    -----------
   Total Broadcasting & Cable                                           541,030
                                                                    -----------
   CASINOS & GAMBLING (1.4%)
   Aztar Corp.                                      63,500              830,580
                                                                    -----------
   Total Casinos & Gambling                                             830,580
                                                                    -----------

   CONSUMER ELECTRONICS (1.0%)
   Harman International Industries, Inc.            18,800              629,800
                                                                    -----------
   Total Consumer Electronics                                           629,800
                                                                    -----------
   FOOTWEAR (0.6%)
   Stride Rite Corp.                                56,400              352,500
                                                                    -----------
   Total Footwear                                                       352,500
                                                                    -----------
   HOMEBUILDING (2.2%)
   D.R. Horton, Inc.                                16,700              348,362
   KB HOME                                          13,400              380,694
   M/I Schottenstein Homes, Inc.                     1,900               64,220
   Pulte Homes, Inc.                                 7,900              242,135
*  Toll Brothers, Inc.                              10,900              323,403
                                                                    -----------
   Total Homebuilding                                                 1,358,814
                                                                    -----------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
(CONTINUED)
--------------------------------------------------------------------------------
                                                   SHARES              VALUE
                                                   ------              -----
   CONSUMER DISCRETIONARY - CONTINUED

   HOTELS (0.5%)
   Extended Stay America, Inc.                      23,200            $ 335,704
                                                                    -----------
   Total Hotels                                                         335,704
                                                                    -----------
   LEISURE FACILITIES (1.0%)
   Six Flags Inc.                                   51,800              633,514
                                                                    -----------
   Total Leisure Facilities                                             633,514
                                                                    -----------
   LEISURE PRODUCTS (0.3%)
   JAKKS Pacific, Inc.                              15,000              202,500
                                                                    -----------
   Total Leisure Products                                               202,500
                                                                    -----------
   RESTAURANTS (1.1%)
   IHOP Corp.                                       20,500              537,100
   Landry's Seafood Restaurants, Inc.               11,800              174,640
                                                                    -----------
   Total Restaurants                                                    711,740
                                                                    -----------
   RETAIL - APPAREL (1.2%)
*  AnnTaylor Stores Corp.                           19,200              420,864
   Dress Barn, Inc. (The)                           13,500              301,050
                                                                    -----------
   Total Retail - Apparel                                               721,914
                                                                    -----------
   RETAIL - CATALOG (1.0 %)
   School Specialty, Inc.                           19,900              608,144
                                                                    -----------
   Total Retail - Catalog                                               608,144
                                                                    -----------
   RETAIL - COMPUTERS / ELECTRONICS (0.5%)
   Handleman Co.                                    21,600              302,400
                                                                    -----------
   Total Retail - Computers / Electronics                               302,400
                                                                    -----------
   RETAIL - HOME IMPROVEMENT (0.6%)
   Hughes Supply, Inc.                              16,900              376,870
                                                                    -----------
   Total Retail - Home Improvement                                      376,870
                                                                    -----------
   SPECIALTY STORES (3.3%)
*  Michaels Stores, Inc.                            17,700              646,758
   Pep Boys Manny, Moe & Jack (The)                 42,700              471,835
   Pier 1 Imports, Inc.                             25,400              210,820
   Sonic Automotive, Inc.                           15,600              212,160
   United Rentals Inc.                              27,400              475,116
                                                                    -----------
   Total Specialty Stores                                             2,016,689
                                                                    -----------
   TEXTILES (0.5%)
*  Unifi, Inc.                                      35,000              287,000
                                                                    -----------
   Total Textiles                                                       287,000
                                                                    -----------
   TOTAL CONSUMER DISCRETIONARY                                      10,311,042
                                                                    -----------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
(CONTINUED)
--------------------------------------------------------------------------------
                                                   SHARES              VALUE
                                                   ------              -----
   CONSUMER STAPLES (3.3%)

   AGRICULTURAL PRODUCTS (0.7%)
   Fresh Del Monte Produce Inc.                     31,700            $ 410,832
                                                                    -----------
   Total Agricultural Products                                          410,832
                                                                    -----------
   DISTILLERS & VINTNERS (0.9%)
   Constellation Brands, Inc. - Class A             12,500              520,750
                                                                    -----------
   Total Distillers & Vintners                                          520,750
                                                                    -----------
   FOOD DISTRIBUTORS (0.6%)
*  Performance Food Group Co.                       12,200              348,066
                                                                    -----------
   Total Food Distributors                                              348,066
                                                                    -----------
   PACKAGED FOODS (0.7%)
   International Multifoods Corp.                   23,500              448,850
                                                                    -----------
   Total Packaged Foods                                                 448,850
                                                                    -----------
   TOBACCO (0.4%)
   Universal Corp.                                   8,100              270,297
                                                                    -----------
   Total Tobacco                                                        270,297
                                                                    -----------
   TOTAL CONSUMER STAPLES                                             1,998,795
                                                                    -----------
   TECHNOLOGY (8.7%)

   APPLICATION SOFTWARE (1.6%)
   Gerber Scientific, Inc.                          56,600              594,300
   NetIQ Corp.                                      16,000              364,320
                                                                    -----------
   Total Application Software                                           958,620
                                                                    -----------
   COMPUTER STORAGE / PERIPHERALS (0.6%)
   SBS Technologies, Inc.                           31,500              351,540
                                                                    -----------
   Total Computer Storage / Peripherals                                 351,540
                                                                    -----------
   ELECTRONIC EQUIPMENT / INSTRUMENTS (3.1%)
   Analogic Corp.                                   15,300              619,650
*  Anixter International Inc.                       19,600              485,688
   Interlogix, Inc.                                 18,400              445,280
   Newport Corp.                                    24,600              346,860
                                                                    -----------
   Total Electronic Equipment / Instruments                           1,897,478
                                                                    -----------
   SEMICONDUCTOR (0.4%)
*  Zoran Corp.                                      10,400              251,888
                                                                    -----------
   Total Semiconductor                                                  251,888
                                                                    -----------
   SYSTEMS SOFTWARE (0.4%)
*  Progress Software Corp.                          18,000              251,820
                                                                    -----------
   Total Systems Software                                               251,820
                                                                    -----------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
(CONTINUED)
--------------------------------------------------------------------------------
                                                   SHARES              VALUE
                                                   ------              -----
   TECHNOLOGY - CONTINUED

   TELECOM EQUIPMENT (2.6%)
   Arris Group, Inc.                                40,600            $ 145,348
   Harris Corp.                                     41,800            1,330,076
   Tollgrade Communications, Inc.                    7,400              142,080
                                                                    -----------
   Total Telecom Equipment                                            1,617,504
                                                                    -----------
   TOTAL TECHNOLOGY                                                   5,328,850
                                                                    -----------
   FINANCIAL (21.3%)

   BANKS (9.9%)
   BOK Financial Corp.                              17,200              519,268
   F.N.B. Corp.                                     15,700              410,555
   First Banks America, Inc.                        11,600              355,540
   First Commonwealth Financial Corp.               32,000              398,400
   Flagstar Bancorp, Inc.                            3,750               86,625
   Hudson River Bancorp, Inc.                          500               10,005
   IndyMac Bancorp, Inc.                            18,600              504,246
   Pacific Capital Bancorp                          11,000              318,670
   Provident Financial Group, Inc.                  11,100              280,275
   Sky Financial Group, Inc.                        36,100              718,390
   South Financial Group, Inc. (The)                23,600              373,824
   Trustmark Corp.                                  23,700              530,406
   United Bankshares, Inc.                          19,800              534,600
   UMB Financial Corp.                               5,100              211,650
   Webster Financial Corp.                          10,000              329,600
   WesBanco, Inc.                                   23,200              498,800
                                                                    -----------
   Total Banks                                                        6,080,854
                                                                    -----------
   CONSUMER FINANCE (1.6%)
*  CompuCredit Corp.                                24,000              174,960
*  DVI, Inc.                                        47,200              801,928
                                                                    -----------
   Total Consumer Finance                                               976,888
                                                                    -----------
   DIVERSIFIED FINANCIAL SERVICES (2.9%)
   American Capital Strategies, Ltd.                29,800              816,222
   LNR Property Corp.                               17,100              512,145
   Raymond James Financial, Inc.                    16,300              442,545
                                                                    -----------
   Total Diversified Financial Services                               1,770,912
                                                                    -----------
   INSURANCE - LIFE / HEALTH (2.0%)
   AmerUs Group Co.                                 11,300              397,760
   Delphi Financial Group, Inc. - Class A           10,000              338,000
   StanCorp Financial Group, Inc.                   10,300              498,520
                                                                    -----------
   Total Insurance - Life / Health                                    1,234,280
                                                                    -----------
   INSURANCE - MULTI-LINE (0.3 %)
   Alfa Corp.                                        9,500              209,760
                                                                    -----------
   Total Insurance - Multi-line                                         209,760
                                                                    -----------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
(CONTINUED)
--------------------------------------------------------------------------------
                                                   SHARES              VALUE
                                                   ------              -----
   FINANCIAL - CONTINUED

   INSURANCE - PROPERTY / CASUALTY (4.6%)
   W.R. Berkeley Corp.                               7,400            $ 355,200
   First American Corp.                             31,100              629,775
   Fidelity National Financial, Inc.                22,770              612,285
   Mercury General Corp.                            14,500              575,650
   Midland Co. (The)                                 6,800              276,080
*  Philadelphia Consolidated Holding Corp.          10,200              354,348
                                                                    -----------
   Total Insurance - Property / Casualty                              2,803,338
                                                                    -----------
   TOTAL FINANCIAL                                                   13,076,032
                                                                    -----------
   HEALTH (3.3%)

   BIOTECHNOLOGY (0.5 %)
   NeoPharm, Inc.                                   21,200              297,860
                                                                    -----------
   Total Biotechnology                                                  297,860
                                                                    -----------
   HEALTHCARE - DISTRIBUTION / SERVICES (0.5%)
   Owens & Minor, Inc.                              14,600              296,380
                                                                    -----------
   Total Healthcare - Distribution                                      296,380
                                                                    -----------
   HEALTHCARE - EQUIPMENT (0.7%)
   Datascope Corp.                                  10,700              414,946
                                                                    -----------
   Total Healthcare - Equipment                                         414,946
                                                                    -----------

   HEALTHCARE - FACILITIES (1.6%)
   Magellan Health Services, Inc.                   12,100              138,787
*  Triad Hospitals, Inc.                            24,700              874,380
                                                                    -----------
   Total Healthcare - Facilities                                      1,013,167
                                                                    -----------

   TOTAL HEALTH                                                       2,022,353
                                                                    -----------
   MATERIALS (7.9%)

   CHEMICALS - SPECIALTY (2.7%)
   Minerals Technologies Inc.                       17,300              652,902
   PolyOne Corp.                                    64,000              499,200
   Schulman (A.) Inc.                               48,700              499,175
                                                                    -----------
   Total Chemicals - Specialty                                        1,651,277
                                                                    -----------
   CONSTRUCTION MATERIALS (1.2%)
   Florida Rock Industries, Inc.                    24,000              756,960
                                                                    -----------
   Total Construction Materials                                         756,960
                                                                    -----------
   CONTAINERS  - METAL / GLASS (0.3%)
*  Owens-Illinois, Inc.                             40,800              164,424
                                                                    -----------
   Total Containers - Metal / Glass                                     164,424
                                                                    -----------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
(CONTINUED)
--------------------------------------------------------------------------------
                                                   SHARES              VALUE
                                                   ------              -----
   MATERIALS - CONTINUED

   DIVERSIFIED ENERGY / MINING (0.5%)
   Massey Energy Co.                                21,000          $   307,650
                                                                    -----------
   Total Diversified Energy / Mining                                    307,650
                                                                    -----------
   FOREST PRODUCTS (0.7%)
   Louisiana-Pacific Corp.                          68,900              447,850
                                                                    -----------
   Total Forest Products                                                447,850
                                                                    -----------
   PAPER PACKAGING (1.3%)
   Bemis Co.                                        20,400              812,940
                                                                    -----------
   Total Paper Packaging                                                812,940
                                                                    -----------
   STEEL (1.2%)
   Worthington Industries, Inc.                     66,000              742,500
                                                                    -----------
   Total Steel                                                          742,500
                                                                    -----------
   TOTAL MATERIALS                                                    4,883,601
                                                                    -----------
   UTILITIES (6.3%)

   ELECTRIC  UTILITIES (2.6%)
*  Conectiv                                         27,000              634,500
   IDACORP, Inc.                                    14,300              511,368
   Public Service Co. Of New Mexico                 10,100              254,621
   UniSource Energy Corp.                           15,000              210,000
                                                                    -----------
   Total Electric Utilities                                           1,610,489
                                                                    -----------
   GAS UTILITIES ( 2.7%)
   Energen Corp.                                    11,400              256,500
   NICOR Inc.                                       19,100              740,125
   Piedmont Natural Gas Co., Inc.                   11,800              367,452
   South Jersey Industries, Inc.                    11,000              337,150
                                                                    -----------
   Total Gas Utilities                                                1,701,227
                                                                    -----------
   MULTI-UTILITIES (1.0%)
   Questar Corp.                                    29,000              585,220
                                                                    -----------
   Total Multi-Utilities                                                585,220
                                                                    -----------
   TOTAL UTILITIES                                                    3,896,936
                                                                    -----------
   ENERGY (5.5%)

   OIL & GAS - EQUIPMENT / SERVICES (1.5%)
*  Key Energy Services, Inc.                        46,700              297,012
   Offshore Logistics, Inc.                          8,800              168,872
   SECOR SMIT Inc.                                  10,300              367,710
   Seitel, Inc.                                     12,200              122,610
                                                                    -----------
   Total Oil & Gas - Equipment / Services                               956,204
                                                                    -----------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
(CONTINUED)
--------------------------------------------------------------------------------
                                                   SHARES              VALUE
                                                   ------              -----
   ENERGY - CONTINUED

   OIL & GAS - EXPLORATION / PRODUCTION(4.0%)
*  Nuevo Energy Co.                                 31,000            $ 432,450
   Patina Oil & Gas Corp.                           13,100              301,300
*  Pioneer Natural Resources Co.                    17,600              250,448
   Pogo Producing Co.                               16,000              376,000
   Prize Energy Corp.                               36,200              631,690
   Tesoro Petroleum Corp.                           37,400              445,060
                                                                    -----------
   Total Oil & Gas - Exploration / Production                         2,436,948
                                                                    -----------
   TOTAL ENERGY                                                       3,393,152
                                                                    -----------
   INVESTMENT COMPANIES (7.3%)

   iShares Russell 2000 Value Index                 20,500            2,292,925
   iShares S&P Small Cap 600/BARRA
     Value Index Fund                               31,000            2,213,400
                                                                    -----------
   Total Other                                                        4,506,325
                                                                    -----------
   TOTAL INVESTMENT COMPANIES                                         4,506,325
                                                                    -----------
   TOTAL INVESTMENTS (95.3%)
   (IDENTIFIED COST $66,782,639)                                     58,605,051

   OTHER ASSETS LESS LIABILITIES (4.7%)                               2,916,606
                                                                    -----------

   NET ASSETS 100%                                                  $61,521,657
                                                                    ===========

*    Non-income producing security.

                     (See "Notes to Financial Statements")

                  BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND

                                  (Unaudited)
                Cumulative Total Return of a $10,000 Investment
                 May 30, 2001 (Inception) - September 30, 2001

                      Cognitive Value Fund        Wilshire Small Value Index
                      --------------------        --------------------------
Sep-99
Oct-99
Nov-99
Dec-99
Jan-00
Feb-00
Mar-00
Apr-00
May-00         Past performance is not predictive of future performance
Jun-00
Jul-00
Aug-00
Sep-00
Oct-00
Nov-00
Dec-00
Jan-01
Feb-01
Mar-01
Apr-01                      $10,000                         $10,000
May-01                      $ 9,950                         $10,041
Jun-01                      $10,210                         $10,263
Jul-01                      $10,070                         $10,026
Aug-01                      $ 9,990                         $ 9,799
Sep-01                      $ 8,840                         $ 8,518


                          AVERAGE ANNUAL TOTAL RETURN *

        1 Year                      5 Year                  10 Year
        ------                      ------                  -------
-11.60% (since 5/30/01)**             N/A                     N/A

The above graph shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser Cognitive Value Fund since its inception on May 30, 2001. We compare this investment to the growth of the Wilshire Small Cap Value Index. This commonly used capitalization-weighted index measures the performance of small cap value stocks as determined by Wilshire on the basis of size, price to book and price to earnings. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser Cognitive Value Fund would have fallen to $8,840 by September 30, 2001.

* These figures reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser Cognitive Value Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**   Partial period from 5/30/01 inception to 9/30/01.

                             BAILARD, BIEHL & KAISER
                    ENHANCED GROWTH FUND SHAREHOLDERS' LETTER

November 30, 2001

Dear Shareholder,

We are pleased to present the first Annual Shareholders' Report for the Bailard, Biehl & Kaiser Enhanced Growth Fund. It covers the four months from the Fund's launch on May 30, 2001 to the Fund's September 30, 2001 fiscal year end.

INCEPTION OF THE FUND

On May 30, 2001, the Enhanced Growth Fund became operational. Approximately $54.1 million was made available for trading on May 30th, of which $52.5 was committed on that day alone. Through June 30, 2001, another $5.7 million had been added to the Fund. At the end of June, all but $144,000 had been committed to equities.

PERFORMANCE AND MARKET REVIEW

The Enhanced Growth Fund was designed to take advantage of the long-term potential offered by companies capable of growing rapidly in today's environment of technological change. At the time of the Fund's launch, U.S. stocks had declined significantly in response to a rapid deceleration in the American economy. For example, by May 30th, the technology-oriented Nasdaq 100 index was down more than 60% from its high achieved in March of 2000.1 This meant that, when the Enhanced Growth Fund was launched, it had the opportunity to purchase many stocks at prices that were, by comparison with a year ago, extremely attractive.

During the three months ended September 30, 2001, the first full calendar quarter since the Fund's inception, the technology sector continued to face difficulties as the U.S. economy continued to weaken. Of course, the terrorist attacks on the World Trade Center and the Pentagon added additional uncertainty to the markets and intensified concerns about the timing of an economic recovery. Technology stocks, having already struggled throughout the quarter, were sold aggressively after the markets reopened in mid-September.

As a result, the technology-laden Nasdaq 100 index fell -36.3% for the quarter ended September 30, 2001.(1) The Enhanced Growth Fund was down slightly less, losing -36.0% for that three-month period. From the May 30th inception date to September 30, 2001, the Fund has returned -35.0% versus the -34.3% posted by the Nasdaq 100.(2) Given the dismal markets, we are pleased the Fund has performed in line with its benchmark index so closely in the first four months of its operations.

CURRENT INVESTMENT STRATEGY

At the end of September, the Fund held 62 securities. Approximately 70% of these securities were issued by companies that conduct business in the technology sector. The Fund has also invested in healthcare, consumer-related and industrial stocks.

The Fund can invest in initial public offerings (IPOs) and other "opportunistic" investments. Since the current weak market environment has not been conducive to the issuance of attractive IPOs, we are currently examining other areas of the market where opportunities may be present, such as smaller public companies that trade at substantial discounts to the valuations of privately held competitors with similar attributes. To date, however, no "opportunistic" investments have been made. Instead, we have focused on publicly traded companies with similar characteristics to those listed in the Nasdaq 100 index.

MARKET OUTLOOK

Looking ahead, the turmoil created by the terrorist attacks can be expected to push out any economic recovery by three to six months. Prior to the attacks, certain technology companies had stated that "the bottom was in sight." This gave investors some amount of hope that the stocks themselves had bottomed. After the attacks, many of these same companies have revised their earnings announcements to take into account the lost sales in September and the increasingly uncertain outlook over the next three to six months.

In October, we have seen a significant rebound from the lows reached in September. The market indices are at or near the levels they were in the days prior to the attacks. Investor sentiment has improved as investors appear willing to look over the chasm of negative earnings reports for the remainder of 2001 and into a brighter earnings outlook toward the middle of 2002. While it is always difficult to call a bottom and predict the future course of the equity markets, we believe that the lower interest rate environment will be a stimulant for the economy going forward. The timing of any recovery, however, will also depend in part upon the progress of the War on Terrorism.

CLOSING COMMENTS

Although the market environment has been difficult in recent months, we are pleased with the successful launch of the Enhanced Growth Fund and its performance relative to the Nasdaq 100 index. Our goals are long term, and we expect that, in the broader sweep of financial history, the current period will prove to have been a good buying opportunity for growth stock investors. We appreciate the opportunity to manage your investments. If you have any questions, please feel free to contact us at 800-882-8383.


Sincerely,

/s/ Peter M. Hill                                /s/ Burnie E. Sparks, Jr., CFA

Peter M. Hill                                    Burnie E. Sparks, Jr., CFA
Chairman                                         President

----------
(1) The performance quoted represents past performance and is no indication of future results.
(2)  Total returns for investment periods ended September 30, 2001: 3 months:
     -35.96%; since inception (May 30, 2001): -35.00%. These figures reflect the average compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming all dividends and distributions by the Fund were reinvested at net asset value. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser Enhanced Growth Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

BAILARD, BIEHL & KAISER ENHANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
                                                    SHARES             VALUE
                                                    ------             -----
  EQUITY SECURITIES (98.2%)

  CONSUMER DISCRETIONARY (10.1%)

  BROADCASTING & CABLE (3.3%)
* Comcast Corp. - Special Class A                   13,000          $   466,310
* EchoStar Communications Corp.  - Class A          23,300              542,191
* USA Networks, Inc.                                24,800              445,904
                                                                    -----------
  Total Broadcasting & Cable                                          1,454,405
                                                                    -----------
  GENERAL MERCHANDISE (1.2%)
* Costco Wholesale Corp.                            15,200              540,512
                                                                    -----------
  Total General Merchandise                                             540,512
                                                                    -----------
  PUBLISHING AND PRINTING (1.3%)
* Gemstar - TV Guide International, Inc.            30,000              591,300
                                                                    -----------
  Total Media                                                           591,300
                                                                    -----------
  RESTAURANTS (1.2%)
* Starbucks Corp.                                   36,700              544,628
                                                                    -----------
  Total Restaurants                                                     544,628
                                                                    -----------
  RETAIL - CATALOG (1.7%)
* eBay Inc.                                         17,000              777,750
                                                                    -----------
  Total Retail - Catalog                                                777,750
                                                                    -----------
  SPECIALTY STORES (1.4%)
* Bed Bath & Beyond, Inc.                           24,700              628,862
                                                                    -----------
  Total Specialty Stores                                                628,862
                                                                    -----------
  TOTAL CONSUMER DISCRETIONARY                                        4,537,457
                                                                    -----------
  HEALTH (15.4%)

  BIOTECHNOLOGY (14.2%)
* Amgen Inc.                                        33,800            1,986,426
* Biogen, Inc.                                      13,500              750,330
* Chiron Corp.                                      11,600              514,692
* Genzyme Corp.                                     13,500              613,170
* IDEC Pharmaceuticals Corp.                        11,600              575,012
* Immunex Corp.                                     48,900              911,985
* MedImmune, Inc.                                   18,400              655,592
* Millennium Pharmaceuticals, Inc.                  21,300              378,288
                                                                    -----------
  Total Biotechnology                                                 6,385,495
                                                                    -----------
  HEALTHCARE EQUIPMENT (1.2%)
  Biomet, Inc.                                      17,550              513,338
                                                                    -----------
  Total Healthcare Equipment                                            513,338
                                                                    -----------
  TOTAL HEALTH                                                        6,898,833
                                                                    -----------

                      See "Notes to Financial Statements"

BAILARD, BIEHL & KAISER ENHANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
(CONTINUED)
--------------------------------------------------------------------------------
                                                    SHARES             VALUE
                                                    ------             -----
  EQUITY SECURITIES - CONTINUED

  INDUSTRIAL (3.8%)

  SERVICES - DATA PROCESSING (3.8%)
* Concord EFS, Inc.                                 14,500          $   709,775
* Fiserv, Inc.                                      14,700              502,740
  Paychex, Inc.                                     16,100              507,311
                                                                    -----------
  Total Services - Data Processing                                    1,719,826
                                                                    -----------
  TOTAL INDUSTRIAL                                                    1,719,826
                                                                    -----------
  INVESTMENT COMPANIES (2.9%)

  Nasdaq - 100 Shares                               26,100              756,378
  The Technology Select Sector SPDR                 29,000              555,350
                                                                    -----------
  TOTAL INVESTMENT COMPANIES                                          1,311,728
                                                                    -----------
  TECHNOLOGY (66.0%)

  APPLICATION SOFTWARE (5.7%)
* Checkpoint Software Technologies Ltd.             17,900              394,158
* Electronic Arts Inc.                               7,500              342,525
* i2 Technologies, Inc.                             29,500              101,480
* Intuit Inc.                                       22,800              816,240
* PeopleSoft, Inc.                                  25,000              451,000
* Siebel Systems, Inc.                              34,600              450,146
                                                                    -----------
  Total Application Software                                          2,555,549
                                                                    -----------
  COMPUTER STORAGE / PERIPHERALS (0.4%)
* Network Appliance, Inc.                           27,100              184,280
                                                                    -----------
  Total Computer Storage / Peripherals                                  184,280
                                                                    -----------
  HARDWARE (5.1%)
* Apple Computer, Inc.                              30,000              465,300
* Dell Computer Corp.                               58,700            1,087,711
* Sun Microsystems, Inc.                            90,100              745,127
                                                                    -----------
  Total Hardware                                                      2,298,138
                                                                    -----------
  ELECTRONIC EQUIPMENT / INSTRUMENTS (1.7%)
* Flextronics International Ltd.                    28,000              463,120
* Sanmina Corp.                                     21,700              294,686
                                                                    -----------
  Total Electronic Equipment / Instruments                              757,806
                                                                    -----------
  INTERNET (1.8%)
* Openwave Systems Inc.                             20,100              256,275
* VeriSign, Inc.                                    12,600              527,940
                                                                    -----------
  Total Internet                                                        784,215
                                                                    -----------

                      See "Notes to Financial Statements"

BAILARD, BIEHL & KAISER ENHANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
(CONTINUED)
--------------------------------------------------------------------------------
                                                    SHARES             VALUE
                                                    ------             -----
  TECHNOLOGY - CONTINUED

  NETWORKING EQUIPMENT (5.0%)
* Brocade Communications Systems, Inc.              19,700          $   276,391
* Cisco Systems, Inc.                              149,400            1,819,692
* Juniper Networks, Inc.                            16,300              158,110
                                                                    -----------
  Total Networking Equipment                                          2,254,193
                                                                    -----------
  SEMICONDUCTOR EQUIPMENT (3.4%)
* Applied Materials, Inc.                           25,900              736,596
* KLA-Tenor Corp.                                   15,100              476,858
* Novellus Systems, Inc.                            11,000              314,160
                                                                    -----------
  Total Semiconductor Equipment                                       1,527,614
                                                                    -----------
  SEMICONDUCTORS (13.7%)
* Altera Corp.                                      29,500              483,210
* Broadcom Corp.                                    11,000              223,300
  Intel Corp.                                      128,100            2,611,959
  Linear Technology Corp.                           22,600              741,280
* Maxim Integrated Products, Inc.                   27,800              971,332
* NVIDIA Corp.                                      13,800              379,086
* PMC - Sierra, Inc.                                12,000              124,680
* Xilinx, Inc.                                      26,500              623,545
                                                                    -----------
  Total Semiconductors                                                6,158,392
                                                                    -----------
  SYSTEMS SOFTWARE (18.5%)
  Adobe Systems, Inc.                               17,800              426,844
* BEA Systems, Inc.                                 27,300              261,807
* Microsoft Corp.                                  103,600            5,301,212
* Oracle Corp.                                     133,500            1,679,430
* Veritas Software Corp.                            34,400              634,336
                                                                    -----------
  Total Systems Software                                              8,303,629
                                                                    -----------
  TELECOM EQUIPMENT (7.8%)
* CIENA Corp.                                       27,600              284,004
* Comverse Technology, Inc.                         12,400              253,952
* JDS Uniphase Corp.                                55,900              353,288
* QUALCOMM Inc.                                     53,800            2,557,652
* Sonus Networks, Inc.                              14,600               43,800
                                                                    -----------
  Total Telecom Equipment                                             3,492,696
                                                                    -----------
  INTEGRATED TELECOM SERVICES (2.0%)
* WorldCom, Inc.                                    60,900              915,936
                                                                    -----------
  Total Integrated Telecom Services                                     915,936
                                                                    -----------

                      See "Notes to Financial Statements"

BAILARD, BIEHL & KAISER ENHANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
(CONTINUED)
--------------------------------------------------------------------------------
                                                    SHARES             VALUE
                                                    ------             -----
  TECHNOLOGY - CONTINUED

  WIRELESS TELECOM SERVICES (0.9%)
* Nextel Communications Inc.                        47,300          $   409,618
                                                                    -----------
  Total Wireless Telecom Services                                       409,618
                                                                    -----------
  TOTAL TECHNOLOGY                                                   29,642,066
                                                                    -----------
  TOTAL INVESTMENTS (98.2%)
  (IDENTIFIED COST $67,423,764)                                      44,109,910

  OTHER ASSETS LESS LIABILITIES: 1.8%                                   798,611
                                                                    -----------
  NET ASSETS: 100.0%                                                $44,908,521
                                                                    ===========

*    Non-income producing security.

                  BAILARD, BIEHL & KAISER ENHANCED GROWTH FUND

                                  (Unaudited)
                Cumulative Total Return of a $10,000 Investment
                 May 30, 2001 (Inception) - September 30, 2001

                     Enhanced Growth Fund           Nasdaq 100 Index
                     --------------------           ----------------
Sep-99
Oct-99
Nov-99
Dec-99
Jan-00
Feb-00
Mar-00
Apr-00
May-00         Past performance is not predictive of future performance
Jun-00
Jul-00
Aug-00
Sep-00
Oct-00
Nov-00
Dec-00
Jan-01
Feb-01
Mar-01
Apr-01                    $10,000                        $10,000
May-01                    $10,000                        $10,117
Jun-01                    $10,150                        $10,287
Jul-01                    $ 9,320                        $ 9,464
Aug-01                    $ 8,130                        $ 8,262
Sep-01                    $ 6,500                        $ 6,568

                          AVERAGE ANNUAL TOTAL RETURN *

        1 Year                       5 Year                   10 Year
        ------                       ------                   -------
-35.00% (since 5/30/01)**              N/A                      N/A


The above graph shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser Enhanced Growth Fund since its inception on May 30, 2001. We compare this investment to the growth of the Nasdaq 100 Index. The Nasdaq 100 is a commonly used, modified capitalization-weighted index that measures the performance of the 100 largest stocks listed on the National Market tier of the Nasdaq Stock Market, Inc. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser Enhanced Growth Fund would have fallen to $6,500 by September 30, 2001.

* These figures reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser Enhanced Growth Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**   Partial period from 5/30/01 inception to 9/30/01.

                             BAILARD, BIEHL & KAISER
                 INTERNATIONAL EQUITY FUND SHAREHOLDERS' LETTER

November 30, 2001

Dear Shareholder,

We are pleased to present the Bailard, Biehl & Kaiser International Equity Fund Annual Shareholders' Report for the year ended September 30, 2001. Below, we discuss the market environment and the Fund's performance over the past year. We conclude with some comments on the market outlook.

FUND PERFORMANCE AND MARKET OVERVIEW

The past year has tested the patience of global equity investors. All geographic regions and most sectors suffered declines, with the technology and capital goods sectors and countries with large weights in these sectors generally being the worst hit. A global economic slowdown, the continuing deflation of the "new era" bubble and the terrorist attacks in the U.S. all hurt the world's stock markets. International equities also faced the headwind of foreign currencies generally declining against the dollar (with the exception, since June, of the euro).

In keeping with these market conditions, the International Equity Fund returned -29.3% for the one-year period from September 30, 2000 through September 30, 2001.(1) During the same period, the median return for comparable international equity funds was -31.2%, according to Morningstar, while the MSCI EAFE (US$) index returned -28.3%.(2)

After experiencing some disappointments in stock selection and country selection in the fourth quarter of 2000, the International Equity Fund benefited, during the first three quarters of 2001, from a defensive posture and a favorable active allocation across regions and countries. The Fund also benefited from good security selection in a number of continental European countries. The Japanese stock market has been more difficult to gauge, with both stock selection and the weighting in that country detracting from the Fund's performance.

EUROPE AND MIDEAST

Perceiving a need to support its fledgling euro, the European Central Bank (ECB) was slower than other central banks to reduce interest rates in the past year. Only a few defensive sectors in the European equity markets--tobacco, for example--ended up in the black. The worst developed European market performers were Finland and Sweden, whose indices are driven by technology giants Nokia and Ericsson. Ireland weathered the storm much better due to a higher secular growth trend, while Belgium and Austria benefited from market orientations tilted towards financial services and away from technology.

Among the emerging markets, Turkey suffered a currency crisis and devaluation in February. That market remained sensitive to any perceived hindrances to International Monetary Fund (IMF) loans, and was little changed in dollar terms through the end of September. Israel, in addition to losses in its substantial high tech sector, saw its market decline on Israeli/Palestinian violence. On a positive note, Greece became the twelfth country permitted to adopt the euro. Membership in the euro club imposes an external discipline of maintaining fiscal and monetary restraint.

JAPAN AND ASIA

Continued anemic growth expectations in Japan hurt both equities and the yen. After witnessing many failed attempts at economic stimulus, voters elected Prime Minister Koizumi in the second quarter of 2001 on his platform of financial and political reform. He promised to clean up non-performing bank loans and decrease government debt. Unfortunately, those much needed reforms forced a decrease in demand for equities in the third quarter of this year. Foreign institutional demand was also sidetracked by the hesitant global investment environment.

While equities in emerging Asia also fared poorly along the global pattern, some of the developments there will be positive for the long term. The South Korean government regained some investor confidence through its willingness to reform its system of closely-held conglomerates or "chaebols" by allowing insolvent chaebols to go bankrupt. Both the Philippines and Indonesia have new political leadership. There is concern, however, that Islamic extremists may hinder the progress of these new governments.

AMERICAS

During the year ended September 30, 2001, the Canadian and Mexican equity markets suffered from their high correlation with the U.S. The Canadian market was particularly hard hit by a large decline in Nortel Networks.

In Brazil, confidence has been falling due to decreased growth projections, an energy shortage, association with the crippled Argentine economy, and increased risk aversion after the September 11th terrorist attacks. The measures that have been taken to prop up Brazil's badly hit currency are only serving to highlight the unsustainable rate of its current account deficit.

Argentina has been facing a financial crisis stemming from issues of fiscal mismanagement, low productivity and the crippling effect of its dollar peg on exports. Fortunately, since the Argentine economy is a small one, many market observers believe that the problems there will remain largely self-contained under the vigilance of the IMF. This consensus is encouraging, since expectations of contagion--or the lack thereof--can become self-fulfilling.

MARKET OUTLOOK AND INVESTMENT STRATEGY

The international economic and investment outlook is dependent in large part upon the prospects for U.S. economic growth, which were in question even before the tragedy in early September. Most central banks have joined the Fed in lowering short-term interest rates in an effort to spur lending and buttress weakening economies. The stimulative fiscal and monetary policies being adopted around the globe should help considerably in sustaining world markets. The ECB has been the exception in doggedly resisting further reductions in interest rates. It remains to be seen how much matching fiscal stimulus--i.e. government spending--will be brought to bear in the face of the challenges to the global economy.

Although emerging markets also tend to benefit from stimulative economic policies in the developed countries, they remain more vulnerable than developed economies. Increased risk aversion following the September 11 attacks could slow the flow of capital to the less developed countries. Several emerging markets also face varying exposure to the threat of religious fundamentalism. The Fund's portfolio favors Australia, New Zealand, and Hong Kong over emerging Asian markets, and the smaller markets over the larger within Europe. The Fund also remains underweight across most of Eastern Europe and Latin America.

From a relative valuation standpoint, Bailard, Biehl & Kaiser's models indicate that the international equity markets are generally more attractive than the U.S. stock market. Given that expectations are low across many international markets, there is considerable scope for positive surprises in this asset area.

CLOSING COMMENTS

Over the long term, international equity returns have tended to keep pace with U.S. equity returns. When markets turn, returns can be explosive on the upside. Given the length of the global stock market downturn, the relative valuation attractiveness overseas and the low base of investor expectations, we believe there is a good likelihood of stronger relative performance from international equities ahead. Investors should be patient and stay the course.

We appreciate your continued support of the Bailard, Biehl & Kaiser International Equity Fund. As always, if you have any questions concerning the Fund, please do not hesitate to call us at 1-800-882-8383.

Sincerely,

/s/ Peter M. Hill                       /s/ Burnie E. Sparks, Jr., CFA

Peter M. Hill                           Burnie E. Sparks, Jr., CFA
Chairman                                President

----------
(1)  Total returns for investment periods ended September 30, 2001: 3 months:
     -13.04%; 12 months: -29.34%; 5 years: 0.65% annualized; 10 years: 1.93%
     annualized. These figures reflect the average compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual investment management fee (0.25% quarterly) payable by clients of Bailard, Biehl & Kaiser through 9/30/93. Actual fees varied during this period. As of 10/1/93, the Fund charged a management fee of 0.95%. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser International Equity Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) Median one-year return among those funds in Morningstar's Foreign Stock Category that are classified as having a "large blend" equity style. As of 9/30/01 there were 112 distinct funds in this universe. The MSCI EAFE ($US) is net of withholding taxes on foreign income. Past performance is no indication of future results.

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                     SHARES         VALUE
                                                                     ------         -----
           EQUITY SECURITIES (90.3%)

I.         AUSTRALIA (4.9%)
           Australia & New Zealand Banking Group Ltd.                 40,000    $     315,445
           Boral Ltd.                                                150,000          217,633
           BHP Billiton Ltd.                                          51,628          218,605
           Coca-Cola Amatil Ltd.                                      90,000          242,506
           Commonwealth Bank of Australia                             20,000          257,607
           CSR Ltd.                                                   38,000          117,206
           iShares MSCI Australia                                     76,300          588,273
           Jupiters Ltd.                                             110,000          215,511
           Macquarie Bank Ltd.                                        13,000          230,958
           Mayne Nickles Ltd.                                         85,000          296,569
           National Australia Bank Ltd.                               20,000          253,264
           News Corp Ltd.                                             55,268          338,207
           News Corp Ltd. ADR                                          8,000          192,800
           QBE Insurance Group Ltd.                                   38,000          107,830
           ResMed, Inc.                                               25,000          131,148
           Santos Ltd.                                                80,000          233,722
           Suncorp Metway Ltd.                                        40,000          243,986
           Telestra Corp. Ltd.                                        60,000          155,156
           Wesfarmers Ltd.                                            18,500          270,788
           Woodside Petroleum Ltd.                                    15,000          102,229
           Woolworths Ltd.                                            50,000          292,399
                                                                                -------------
           Total Australia                                                          5,021,842
                                                                                -------------
II.        AUSTRIA (0.5%)
           Erste Bank der Oesterreichischen Sparkassen AG              2,000           98,356
           Mayr-Melnhof Karton AG                                      2,500          123,354
           OMV AG                                                      2,500          202,745
           Voest-Alpine Stahl AG                                       2,500           68,302
                                                                                -------------
           Total Austria                                                              492,757
                                                                                -------------
III.       BELGIUM (1.3%)
           Almanij NV                                                  6,000          204,361
           Colruyt NV                                                  5,000          211,738
           Dexia                                                      10,000          152,087
           Electrabel SA                                                 650          136,742
           Fortis - Class B                                            9,000          219,989
           Interbrew                                                   5,000          127,043
           KBC Bancassurance Holding NV                                4,500          141,632
           UCB SA                                                      3,500          141,204
                                                                                -------------
           Total Belgium                                                            1,334,796
                                                                                -------------
IV.        BRAZIL (0.8%)
           Banco Bradesco SA                                      36,720,000          145,890
           Banco Itau SA                                           3,100,000          197,341
           Brasil Telecom Participacoes SA ADR                         1,000           27,200
           Centrais Electricas Brasileires SA ADR                     16,000          101,000
           Embraer - Empresa Brasileira de Aeronautica SA ADR          6,300           80,325
           Petroleo Brasileiro SA ADR                                 13,400          257,280
                                                                                -------------
           Total Brazil                                                               809,036
                                                                                -------------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
(CONTINUED)
--------------------------------------------------------------------------------

                                                                     SHARES         VALUE
                                                                     ------         -----
           EQUITY SECURITIES (90.3%)

V.         CANADA (2.3%)
           Alberta Energy Co. Ltd.                                    11,600    $     393,594
           Bombardier Inc. - Class B                                  16,000          117,491
           Burntsand Inc.                                             54,000           59,821
           Imperial Oil Ltd.                                           6,000          163,260
           MDSI Mobile Data Solutions                                 22,000           60,024
           Methanex Corp.                                             51,700          251,022
           National Bank of Canada                                    29,900          529,974
           Nortel Networks Corp.                                      21,722          121,860
           Quebecor Inc. - Class B                                    19,400          236,406
           Toronto Dominion Bank NEW                                   5,000          122,903
           Toronto Dominion Bank                                      10,000          246,200
                                                                                -------------
           Total Canada                                                             2,302,555
                                                                                -------------
VI.        CHINA (0.7%)
         * China Southern Airlines Co., Ltd.                       1,300,000          266,684
           Huaneng Power International, Inc.                         500,000          282,069
           PetroChina Co., Ltd.                                    1,050,000          199,244
                                                                                -------------
           Total China                                                                747,997
                                                                                -------------
VII.       DENMARK (0.6%)
           Den Danske Bank AS                                         17,100          268,073
           Group 4 Falck AS                                            1,100          121,250
           Novozymes AS                                                4,708          104,367
           Tele Danmark AS                                             2,052           71,877
                                                                                -------------
           Total Denmark                                                              565,567
                                                                                -------------
VIII.      FRANCE (8.4%)
           Air France                                                 20,000          218,568
           Aventis SA                                                 17,770        1,348,055
         * AXA                                                        21,880          431,799
           Beghin-Say                                                 11,000          375,363
           BNP Paribas                                                15,190        1,242,251
           BNP Paribas - Warrants (Expire 7/15/02)                     3,900           35,162
           Carrefour SA                                               11,000          529,936
           France Telecom                                              6,500          204,935
           Groupe Danone                                               2,000          260,460
           Peugeot SA                                                 14,460          538,601
           Sanofi-Synthelabo SA                                       10,000          651,150
           Suez SA                                                    12,000          398,887
           Total Fina Elf SA                                          13,080        1,757,013
           Vivendi Universal                                          11,000          509,400
                                                                                -------------
           Total France                                                             8,501,580
                                                                                -------------
IX.        GERMANY (3.6%)
           Allianz AG                                                  2,529          573,487
           BASF AG                                                     7,000          246,071
           Bayer AG                                                    5,000          141,614
           Bayerische Motoren Werke AG                                11,000          279,995
           DePfa Deutsche Pfandbriefbank AG                            3,000          191,247

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
(CONTINUED)
--------------------------------------------------------------------------------

                                                                     SHARES         VALUE
                                                                     ------         -----
           EQUITY SECURITIES - CONTINUED

           GERMANY  - CONTINUED
           Deutsche Bank AG                                            5,600    $     305,230
           Deutsche Telekom AG                                        22,500          350,187
           Douglas Holding AG                                          7,000          176,585
           E.ON AG                                                    10,000          513,635
           Fresenius Medical Care AG                                   3,000          229,496
           Hochtief AG                                                15,000          147,533
           Mobilcom AG                                                10,000          149,173
           SAP AG                                                      2,200          233,012
           Siemens AG                                                  4,000          150,812
                                                                                -------------
           Total Germany                                                            3,688,077
                                                                                -------------
X.         HONG KONG (2.2%)
           Cheung Kong (Holdings) Ltd.                                25,000          193,923
         * China Mobile (Hong Kong) Ltd.                              45,000          142,798
         * China Unicom Ltd.                                         220,000          236,938
         # DBS Diamond                                                75,000          162,318
           Denway Motors Ltd.                                        600,000          159,626
           Digital China Holdings Ltd.                                30,000            8,847
           Hong Kong Electric Holdings Ltd.                           70,000          269,248
           Hutchison Whampoa Ltd.                                     55,000          407,238
           Legend Holdings Ltd.                                      300,000          115,392
           Sun Hung Kai Properites Ltd.                               40,000          254,375
           The Wharf (Holdings) Ltd.                                 150,000          248,093
                                                                                -------------
           Total Hong Kong                                                          2,198,796
                                                                                -------------
XI.        INDONESIA (0.0%)
         # PT Lippo Bank - Certificates of Entitlement             5,580,000               --
         # PT Lippo Bank  - Warrants (Expire 4/15/02)              5,580,000               --
                                                                                -------------
           Total Indonesia                                                                 --
                                                                                -------------
XII.       IRELAND (1.1%)
           Allied Irish Banks PLC                                     20,000          179,772
           Bank of Ireland                                            20,364          161,531
           CRH PLC                                                    17,000          252,355
           Eircom PLC                                                 15,000           18,578
           Elan Corp. PLC                                              8,000          397,065
           Irish Life & Permanent PLC                                  6,000           59,013
           Jefferson Smurfit Group PLC                                30,000           51,363
                                                                                -------------
           Total Ireland                                                            1,119,677
                                                                                -------------
XIII.      ITALY (3.8%)
           Assicurazioni Generali SpA                                 10,528          282,842
           Autostrade Concessioni e Costruzioni Autostrade SpA        55,000          350,619
           Banca Popolare di Milano                                  103,000          408,039
           Enel SpA                                                   49,500          290,313
           ENI-Ente Nazionale Idrocarburi SpA                         49,000          608,229
           Fiat SpA                                                   23,000          402,165
           IntesaBci SpA                                              90,000          222,530
           Parmalat Finanziaria SpA                                   77,000          202,658
           RAS SpA                                                    15,000          180,319

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
(CONTINUED)
--------------------------------------------------------------------------------

                                                                     SHARES         VALUE
                                                                     ------         -----
           EQUITY SECURITIES - CONTINUED

           ITALY - CONTINUED
           Telecom Italia Mobile SpA                                  75,500    $     366,479
           Telecom Italia SpA (RNC)                                   24,139          102,443
           Telecom Italia SpA (Savings Shares)                        30,000          226,491
           Unicredito Italiano SpA                                    55,000          209,871
                                                                                -------------
           Total Italy                                                              3,852,998
                                                                                -------------
XIV.       JAPAN (18.3%)
           Asahi Breweries, Ltd.                                      50,000          512,885
           Canon, Inc.                                                12,000          329,388
           Chubu Electric Power Co., Inc.                             25,000          549,819
           Daiwa Bank, Ltd.                                          325,000          371,023
           Daiwa House Industry Co., Ltd.                            150,000        1,095,442
           Daiwa Securities Group Inc.                                25,000          173,340
           Eisai Co., Ltd.                                            25,000          606,480
           Fast Retailing Co., Ltd.                                    7,000          786,788
           Fuji Heavy Industries, Ltd.                               110,000          506,002
           Fuji Photo Film Co., Ltd.                                  21,000          722,740
           Fujitsu, Ltd.                                              30,000          251,574
           Hankyu Corp.                                              150,000          493,578
           Hankyu Department Stores, Inc.                             55,000          323,176
           Honda Motor Co., Ltd.                                      15,000          487,283
           iShares MSCI Japan                                        127,700        1,072,680
           Ishikawajima-Harima Heavy Industrires Co., Ltd.            80,000          161,840
           Japan Tobacco, Inc.                                           110          799,631
           Konami Corp., Ltd.                                         15,000          364,518
           Kuraray Co., Ltd.                                         100,000          579,199
           Kyocera Corp.                                               4,000          261,227
           Mitsubishi Tokyo Financial Group, Inc.                         20          156,132
           Mitsui & Co., Ltd.                                         65,000          368,841
           Nipro Corp.                                                60,000          760,514
           Nissan Motor Co., Ltd.                                    150,000          625,787
           NTT DoCoMo, Inc.                                               85        1,148,745
           Promise Co., Ltd.                                           6,000          402,921
           Ricoh Co., Ltd.                                            20,000          301,184
           Sanyo Electric Credit Co., Ltd.                            10,000          297,154
           Secom Co., Ltd.                                             6,000          309,242
           Sekisui House, Ltd.                                        45,000          356,963
           Sony Corp.                                                 12,000          442,206
           Sumitomo Mitsui Banking Corp., Ltd.                        48,000          344,095
           Takeda Chemical Industries, Ltd.                           12,000          554,017
           Tokyo Electric Power Co., Ltd.                             20,000          498,615
           Toto, Ltd.                                                100,000          541,425
           Toyota Motor Corp.                                         38,000          976,077
                                                                                -------------
           Total Japan                                                             18,532,531
                                                                                -------------
XV.        MEXICO (0.5%)
           America Movil SA de CV ADR                                  3,250           48,197
           Carso Global Telecom SA                                    50,000           97,183
           Cemex SA de CV, ADR                                         3,995           82,057
   ***   * Grupo Televisa SA, GDR 144A                                 2,100           60,270
           Telefonos de Mexico SA (Class L) ADR                        5,400          174,366
         * Wal-Mart de Mexico SA de CV                                31,300           65,443
                                                                                -------------
           Total Mexico                                                               527,516
                                                                                -------------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
(CONTINUED)
--------------------------------------------------------------------------------

                                                                     SHARES         VALUE
                                                                     ------         -----
           EQUITY SECURITIES - CONTINUED

XVI.       NETHERLANDS (6.5%)
           ABN Amro Holding NV                                        33,000    $     544,262
         * ASM Lithograpy Holding NV                                  21,000          233,704
           DSM NV                                                      8,000          239,332
           Elsevier NV                                                78,000          909,953
           Fortis NV                                                  20,000          488,499
           ING Groep NV                                               49,000        1,313,293
           Koninklijke Philips Electronics NV                         15,020          291,357
           Koninklijke Ahold NV                                        7,070          196,379
           Royal Dutch Petroleum Co.                                  38,200        1,921,034
           Unilever NV                                                 8,000          432,765
                                                                                -------------
           Total Netherlands                                                        6,570,578
                                                                                -------------
XVII.      NEW ZEALAND (1.2%)
           Auckland International Airport Ltd.                        45,000           61,325
           Contact Energy Ltd.                                        95,000          131,396
           Fisher & Paykel Industries, Inc.                           35,000          177,263
           Independent Newspapers Ltd.                                50,000           62,851
           Lion Nathan Ltd.                                           80,000          192,010
           Sky City Ltd.                                              14,000           62,647
           Sky Network Television Ltd.                                40,000           51,257
           Telecom Corp of New Zealand Ltd.                          155,000          278,068
           The Warehouse Group Ltd.                                   30,000           73,224
           Tranz Rail Holdings Ltd.                                   50,000           85,428
                                                                                -------------
           Total New Zealand                                                        1,175,469
                                                                                -------------
XVIII.     NORWAY (1.6%)
           DnB Holding ASA                                            41,000          152,544
           Gjensidige NOR Sparebank                                    7,500          198,714
           Norsk Hydro ASA                                            18,500          678,924
           Orkla ASA (Series A)                                       19,500          309,993
           Petroleum Geo-Services ASA                                 12,000           76,441
           Smedvig ASA                                                12,000           98,765
           Storebrand ASA                                             15,000           87,941
           Telenor ASA                                                20,000           74,412
                                                                                -------------
           Total Norway                                                             1,677,734
                                                                                -------------
XIX.       PHILIPPINES (0.3%)
           Ayala Land, Inc.                                          275,000           23,028
           Bank of Philippine Islands                                 60,000           58,423
           Philippine Long Distance Telephone Co,                     14,000          130,867
           San Miguel Corp.                                           66,000           65,550
           SM Prime Holdings                                         330,000           38,559
                                                                                -------------
           Total Philippines                                                          316,427
                                                                                -------------
XX.        PORTUGAL (0.5%)
           Banco Comercial Portugues SA                               40,000          153,362
           BRISA-Auto estradas de Portugal SA                         12,000          109,284
           Electricidade de Portugal SA                               40,000          103,455
           Portugal Telecom SA                                        23,460          170,493
                                                                                -------------
           Total Portugal                                                             536,594
                                                                                -------------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
(CONTINUED)
--------------------------------------------------------------------------------

                                                                     SHARES         VALUE
                                                                     ------         -----
           EQUITY SECURITIES - CONTINUED

XXI.       RUSSIAN FEDERATION (0.6%)
         * OAO LUKOIL, ADR                                             3,000    $     113,587
           OAO NK YUKOS ADR                                            4,300          207,475
         * RAO UESR (Unified Energy System) ADR                       22,600          197,750
           Vimpel-Communications ADR                                   3,300           54,186
                                                                                -------------
           Total Russian Federation                                                   572,998
                                                                                -------------
XXII.      SINGAPORE (1.2%)
           Capitaland Ltd.                                            98,000           73,791
           DBS Group Holdings Ltd.                                    10,424           56,949
           Keppel Corp. Ltd.                                         209,000          338,404
         # Omni Industries Ltd.                                       35,000           56,274
           Singapore Airlines Ltd.                                    38,000          172,106
           Singapore Technology Engineering Ltd.                      35,000           43,196
           Singapore Telecommunications Ltd.                          50,000           51,236
           United Overseas Bank Ltd.                                  73,240          398,055
                                                                                -------------
           Total Singapore                                                          1,190,011
                                                                                -------------
XXIII.     SOUTH AFRICA (0.4%)
           Impala Platinum Holdings Ltd.                               4,000          141,212
           Sappi Ltd.                                                  9,000           77,533
           Standard Bank Investment                                   55,000          188,671
                                                                                -------------
           Total South Africa                                                         407,416
                                                                                -------------
XXIV.      SOUTH KOREA (1.3%)
           Daishin Securities Co., Ltd.                               10,000           80,565
           Good Morning Securities Co., Ltd.                          25,000           58,897
           Halla Climate Control                                       5,000          117,029
           Hana Bank                                                  20,000          138,984
           Hyundai Department Store Co., Ltd.                          7,000           68,958
           Hyundai Mobis                                              11,000           92,822
           Hyundai Motor Co.                                           3,000           38,488
           KIA Motors                                                 12,000           64,971
           Korea Electric Power Corp.                                  3,000           48,110
           Korea Gas Corp.                                             7,000           78,847
           Korea Telecom                                               2,000           67,812
           LG Electronics                                              6,000           53,150
           LG Home Shopping, Inc.                                        890           29,157
           Pyung Hwa Industrial Co.                                   75,000           88,774
           Samsung Securities Co., Ltd.                                2,500           54,315
           SK Gas Co., Ltd.                                           14,000          125,620
           TriGem Computer, Inc.                                      10,000           29,095
           YuHan Corp.                                                 1,800           80,825
                                                                                -------------
           Total South Korea                                                        1,316,419
                                                                                -------------
XXV.       SPAIN (4.1%)
           Aurea Concesiones de Infraestructuras SA.
             Concesionaria del Estado                                 37,000          697,505
           Banco Bilbao Vizcaya SA                                    38,066          391,734
           Banco Popular Espanol SA                                   32,000        1,107,411

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
(CONTINUED)
--------------------------------------------------------------------------------

                                                                     SHARES         VALUE
                                                                     ------         -----
           EQUITY SECURITIES - CONTINUED

           SPAIN - CONTINUED
           Grupo Dragados SA                                          18,000    $     220,480
           Iberdrola SA                                               35,000          476,524
           Red Electrica de Espana SA                                 30,000          258,730
           Repsol SA                                                  21,000          302,170
           Telefonica SA                                              65,813          727,622
                                                                                -------------
           Total Spain                                                              4,182,176
                                                                                -------------
XXVI.      SWEDEN (1.2%)
           Atlas Copco AB - Class A                                   15,000          261,532
           Electrolux AB - Class B                                     3,000           31,215
           Nordea AB                                                  85,000          414,327
           Sandvic AB                                                 10,000          180,917
           SKF AB - Class B                                           17,000          231,864
         * Tele2 AB - Class B                                          2,000           49,494
           Telia AB                                                   10,000           43,307
                                                                                -------------
           Total Sweden                                                             1,212,656
                                                                                -------------
XXVII.     SWITZERLAND (6.1%)
           Credit Suisse Group                                        10,800          377,482
           Givaudan SA                                                    30            9,038
           Nestle SA                                                   5,500        1,173,832
           Novartis AG                                                32,000        1,253,078
           Roche Holding AG                                            8,000          574,080
           Serono SA                                                     700          528,302
           Swiss Reinsurance Co.                                       8,200          806,557
           Swisscom AG                                                   600          169,255
           Syngenta AG                                                 1,350           68,231
           UBS AG                                                     23,700        1,108,395
           Zurich Financial Services AG                                  600          122,672
                                                                                -------------
           Total Switzerland                                                        6,190,922
                                                                                -------------
XXIII.     THAILAND (0.0%)
    **   # Banpu Public Co. Ltd. (Expire 1/14/03)                     60,000               --
                                                                                -------------
XXIX.      UNITED KINGDOM (16.3%)
           Anglo American PLC                                         30,400          363,452
           AstraZeneca Group PLC                                      20,000          930,320
           Barclays PLC                                               60,000        1,649,885
           BP PLC                                                    130,000        1,073,763
           BP PLC ADR                                                  5,000          245,850
           British Telecommunications PLC                             75,000          374,773
           Cadbury Schweppes PLC                                     130,000          843,534
           CGNU PLC                                                   61,800          762,497
           Diageo PLC                                                 75,000          787,575
           Dixons Group PLC                                          200,000          541,584
           GlaxoSmithkline PLC                                        68,244        1,925,726
           HSBC Holdings PLC                                          80,000          843,020
           Logica PLC                                                 25,000          248,012
           National Grid Group PLC                                    70,000          442,380
           Reuters Group PLC                                          65,000          572,228
           Royal Bank of Scotland Group PLC (Value Shares)            40,000          880,644

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
(CONTINUED)
--------------------------------------------------------------------------------

                                                                     SHARES         VALUE
                                                                     ------         -----
           EQUITY SECURITIES - CONTINUED

           UNITED KINGDOM - CONTINUED
           Shell Transport & Trading Co.                             195,000    $   1,461,617
           Spirent PLC                                                75,000          106,645
           Tesco PLC                                                 180,000          677,238
           Vodafone Group PLC                                        817,241        1,801,638
                                                                                -------------
           Total United Kingdom                                                    16,532,381
                                                                                -------------
           TOTAL INVESTMENTS: 90.3%
           (IDENTIFIED COST $104,049,774)                                          91,577,506

           OTHER ASSETS LESS LIABILITIES: 9.7%                                      9,859,232
                                                                                -------------

           NET ASSETS: 100.0%                                                   $ 101,436,738
                                                                                =============

----------
LEGEND:

GDR  Global depositary receipt.
ADR  American depositary receipt.
*    Non-income producing security.
**   Amount represents less than 0.1%.
#    Fair value using procedures approved by the Board of Directors (Note 1).
*** These securities may be resold in transactions under Rule 144A of the Securities Act of 1933, normally to qualified institutional buyers. On September 30, 2001, these securities were valued at $60,270 or 0.05% of net assets.

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
(CONTINUED)
--------------------------------------------------------------------------------

INDUSTRY                                                   PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Banks                                                               15.4%
Pharmaceuticals                                                      7.9
Oil & Gas Producers                                                  7.2
Telecommunications                                                   6.3
Insurance                                                            4.6
Foods                                                                4.5
Auto Manufacturers                                                   3.7
Electric                                                             3.7
Media                                                                2.7
Retail                                                               2.3
Diversified Financial Services                                       2.0
Beverages                                                            1.9
Commercial Services                                                  1.8
Oil & Gas                                                            1.7
Closed-End Funds                                                     1.6
Manufacturing                                                        1.5
Healthcare - Products                                                1.1
Construction                                                         1.1
Manufacturing - Diversified                                          1.1
Holding Companies-Diversified                                        1.0
Drugs & Pharmaceuticals                                              0.9
Electronics                                                          0.9
Mining                                                               0.9
Tobacco                                                              0.8
Engineering & Construction                                           0.7
Communication                                                        0.7
Chemicals                                                            0.7
Building Materials                                                   0.7
Airlines                                                             0.6
Software                                                             0.6
Real Estate                                                          0.6
Textiles                                                             0.6
Transportation                                                       0.6
Household Products                                                   0.5
Household Equipment & Products                                       0.4
Utilities                                                            0.4
Computers                                                            0.4
Agricultural Operations                                              0.4
Telephone                                                            0.4
Wholesale Distributors                                               0.4
Homebuilding                                                         0.4
Oil & Gas - Field Services                                           0.4
Electrical Equipment                                                 0.3
Office Equipment & Supplies                                          0.3
Auto Parts and Equipment                                             0.3
Automobiles                                                          0.3
Lodging and Hotels                                                   0.3
Machinery - Construction & Mining                                    0.3
Paper & Forest Products                                              0.3

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
(CONTINUED)
--------------------------------------------------------------------------------

INDUSTRY CONTINUED                                         PERCENT OF NET ASSETS
--------------------------------------------------------------------------------

Communications - Equipment                                           0.2
Chemicals - Diversified                                              0.2
Semiconductors                                                       0.2
Metal Fabrication                                                    0.2
Home Furnishings                                                     0.2
Retail - Grocers                                                     0.2
Hand / Machine Tools                                                 0.2
Biotechnology                                                        0.1
Oil & Gas Services                                                   0.1
Aerospace & Defense                                                  0.1
Gas                                                                  0.1
Iron & Steel                                                         0.1
Internet                                                             0.1
Electrical Components & Equipment                                    0.1
Cosmetics & Toiletries                                               0.0
                                                                  ------
Total Investments in Securities                                     90.3
Other Assets less Liabilities                                        9.7
                                                                  ------
Net Assets                                                         100.0%
                                                                  ======

                BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND


                                  (Unaudited)
                Cumulative Total Return of a $10,000 Investment
                 May 30, 2001 (Inception) - September 30, 2001

          BB&K Int'l Equity Fund        MSCI EAFE (Local Currency)      MSCI EAFE (US$)       MSCI AC World Free ex-USA(US$)
          ----------------------        --------------------------      ---------------       ------------------------------
Sep-91          $10,000                        $10,000                      $10,000                     $10,000
Dec-91          $ 9,519                        $ 9,548                      $10,168                     $10,226
Mar-92          $ 9,006                        $ 8,974                      $ 8,961                     $ 9,183
Jun-92          $ 8,995                        $ 8,587                      $ 9,150                     $ 9,301
Sep-92          $ 8,495                        $ 8,476                      $ 9,288                     $ 9,392
Dec-92          $ 8,350                        $ 8,958                      $ 8,930                     $ 9,104
Mar-93          $ 8,575                        $ 9,718                      $10,000                     $10,154
Jun-93          $ 9,204                        $10,362                      $11,006                     $11,162
Sep-93          $ 9,917                        $11,023                      $11,736                     $11,902
Dec-93          $11,423                        $11,572                      $11,838                     $12,282
Mar-94          $10,635                        $11,388                      $12,251                     $12,588
Jun-94          $10,477                        $11,506                      $12,877                     $13,111
Sep-94          $10,688                        $11,392                      $12,890                     $13,432
Dec-94          $ 9,987                        $11,338                      $12,758                     $13,097
Mar-95          $10,039                        $10,456                      $12,996                     $13,137
Jun-95          $10,570                        $10,505                      $13,090                     $13,401
Sep-95          $10,915                        $11,680                      $13,636                     $13,904
Dec-95          $11,232                        $12,415                      $14,189                     $14,398
Mar-96          $11,483                        $13,082                      $14,599                     $14,869
Jun-96          $11,716                        $13,499                      $14,829                     $15,166
Sep-96          $11,716                        $13,542                      $14,810                     $15,114
Dec-96          $12,309                        $13,817                      $15,046                     $15,360
Mar-97          $12,516                        $14,418                      $14,809                     $15,322
Jun-97          $13,905                        $16,102                      $16,732                     $17,311
Sep-97          $14,319                        $16,499                      $16,614                     $17,152
Dec-97          $13,535                        $15,682                      $15,313                     $15,674
Mar-98          $15,589                        $18,243                      $17,566                     $17,815
Jun-98          $15,718                        $18,482                      $17,753                     $17,551
Sep-98          $12,799                        $15,163                      $15,229                     $14,897
Dec-98          $15,160                        $17,610                      $18,376                     $17,940
Mar-99          $15,277                        $18,890                      $18,631                     $18,365
Jun-99          $16,191                        $19,974                      $19,104                     $19,222
Sep-99          $16,144                        $19,693                      $19,943                     $19,875
Dec-99          $20,074                        $23,502                      $23,330                     $23,484
Mar-00          $20,125                        $24,099                      $23,306                     $23,668
Jun-00          $18,563                        $23,559                      $22,382                     $22,703
Sep-00          $17,130                        $22,820                      $20,577                     $20,852
Dec-00          $16,213                        $21,778                      $20,025                     $19,942
Mar-01          $13,889                        $20,087                      $17,280                     $17,321
Jun-01          $13,917                        $20,300                      $17,099                     $17,298
Sep-01          $12,103                        $16,507                      $14,705                     $14,743

                          AVERAGE ANNUAL TOTAL RETURN *

     1 Year                        5 Year                           10 Year
     ------                        ------                           -------
     -29.34%                        0.65%                            1.93%

This graph shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser International Equity Fund since October 1, 1991. We compare this investment to the growth in the MSCI EAFE (Europe, Australia and Far East) and MSCI All-Country World Free ex-USA stock indexes over the same time period. The MSCI EAFE index is a commonly used index that measures the performance of the international equity markets in eighteen countries in Europe, Australia, New Zealand and the Far East. The index results are given in both local currency and U.S. dollar terms, net of withholding taxes on foreign income. The MSCI All Country World Free (ex-U.S.) is a commonly used index that measures the performance of equities available to foreign investors in 47 developed and emerging market countries outside of the United States. The returns for this index are given in U.S. dollar terms, gross of withholding taxes on foreign income. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser International Equity Fund would have grown to $12,103 over the ten-year period ended September 30, 2001.

* These figures reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual investment management fee (0.25% quarterly) through 9/30/93. Actual fees varied during this period. As of 10/1/93, the Fund charged a management fee of 0.95%. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser International Equity Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                             BAILARD, BIEHL & KAISER
                   BOND OPPORTUNITY FUND SHAREHOLDERS' LETTER

November 30, 2001

Dear Shareholder:

We are pleased to present the Bailard, Biehl & Kaiser Bond Opportunity Fund's Annual Shareholders' Report for the year ended September 30, 2001. During this period, bonds provided welcome gains to investors facing a major correction in the world's equity markets.

PERFORMANCE AND MARKET REVIEW

Despite aggressive moves by the Fed to cut interest rates, global economic growth slowed and equity markets declined throughout most of 2001. The events of September 11th have added further uncertainty to the economic outlook. Yet as of the September 30th end of the Fund's fiscal year, the financial markets have successfully weathered the terrorist storm and adjusted to the new political and economic realities.

During the first ten months of 2001, the Fed intervened nine times to shore up a flagging U.S. economy. The Fed's main weapon, the Federal Funds rate, which began the year at 6.5%, stood at a four-decade low of 2.5% on October 2, 2001. While an accommodative monetary policy has dramatically reduced short-term interest rates, it has had much less of an impact on the cost of credit for longer-term borrowers. As a result, the yields on longer-maturity bonds remained relatively high through the end of September. In late October, the Treasury department announced that it would stop issuing 30-year debt, dramatically reducing longer-term yields. Prospects of a reduced supply of long-term government debt should continue to push these yields down.

From a global perspective, yields in the U.S. are beginning to look historically low, even at longer maturities. Foreign central bankers have been more reticent than the Fed to lower short-term interest rates.

U.S. bond investors have been well compensated for their investments over the past year. The Merrill Lynch Corporate/Government Master Bond index, a proxy for the U.S. bond market as a whole, returned 13.4% for the twelve months ended September 30, 2001.1 The strongest sectors within the U.S. have been corporate and agency debt, as Treasury bonds trailed slightly over the one-year period.

All of these returns are far in excess of those attained by non-U.S. bond investors, who received 6.7% in U.S. dollar terms and 9.3% on a fully currency-hedged basis.(1) In dollar terms, the European markets were the strongest among non-U.S. alternatives. Japan, due to yen weakness, trailed other markets.

The Bond Opportunity Fund transitioned from an international to a domestic focus at the end of the fourth quarter of 2000, securing the higher returns of the domestic bond market over 2001. For the full year ended September 30, 2001, the Fund returned 10.4%.(2) Overweight positions in corporate debt in recent months and tactical exposures to euro and inflation-indexed debt added to the Fund's performance. An overweight position in Treasury debt early in the year detracted from the Fund's relative returns.

MARKET OUTLOOK

The events of September 11th only exacerbated the slowdown that had already been debilitating the U.S. economy for the past twelve months. Negative GDP growth is all but unavoidable for the third and fourth quarters of 2001. Looking forward, however, the length and severity of the downturn is still questionable. A number of large fiscal stimulus measures have been adopted (airline subsidies, downtown Manhattan recovery) or proposed (further tax cuts, other industries lining up for assistance) in the aftermath of the terrorist attacks. This fiscal stimulus, along with the continued injection of capital by the Fed, point to a recovery that will be sharper than the one that would have occurred if the terrorist attacks had not happened. The horizon leading to that upturn may be extended, though, to somewhere in the fall of 2002.

In this environment, the federal government surplus (and further reductions in outstanding Treasury debt) appears to be at risk. The government will be increasing its need to borrow money, putting upward pressure on yields. Nevertheless, despite increased government borrowing, low inflation and the sluggish economy still point to lower interest rates going forward. Corporate yield spreads remain wide and present selective opportunities for bond investors.

INVESTMENT STRATEGY

As of September 30, 2001, the Bond Opportunity Fund's portfolio was overweight U.S. dollar bonds relative to foreign debt. This reflected above benchmark positions in all categories of dollar-denominated debt, particularly in U.S. Treasury bonds. The Fund's U.S. Treasury bond holdings had a longer average maturity than its corporate and agency debt. U.S. corporate bonds appear attractive at current levels and will likely be closely monitored for investment opportunities. The Fund may also increase its positions in Europe in the near future.

CLOSING COMMENTS

Over the past year, investing in bonds has proved to be the silver lining of the economic downturn. Given the difficult and uncertain economic outlook, we believe bonds should continue to do well in the months ahead.

We appreciate your investment in the Bond Opportunity Fund. If you have any questions, please contact us at 800-882-8383.

Sincerely,

/s/ Peter M. Hill                       /s/ Burnie E. Sparks, Jr., CFA

Peter M. Hill                           Burnie E. Sparks, Jr., CFA
Chairman                                President

----------
(1) The performance quoted represents past performance and is no indication of future results. The returns for non-U.S. investors are based on the Salomon Brothers World Government (ex U.S.) bond index (U.S. $).
(2)  Total returns for investment periods ended September 30, 2001: 3 months:
     4.69%; 12 months: 10.40%; 5 years: 4.03% annualized; 10 years: 4.69%
     annualized. These figures reflect the average compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming all dividends and distributions by the Fund were reinvested at net asset value. The performance quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser Bond Opportunity Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                               COUNTRY OF             PAR VALUE
                                                                 ORIGIN            (LOCAL CURRENCY)            VALUE
                                                                 ------            ----------------            -----
FIXED INCOME SECURITIES (97.6%)

BRITISH POUND (2.9%)

     Glaxo Wellcome PLC
       8.750%, 12/01/05                                      United Kingdom             800,000            $  1,322,220
                                                                                                           ------------
     National Westminster Bank PLC
       7.875%, 09/09/05                                      United Kingdom           1,000,000               1,694,314
                                                                                                           ------------
Total British Pound                                                                                           3,016,534
                                                                                                           ------------
CANADIAN DOLLAR (2.0%)

     Government of Canada
       7.250%, 06/01/07                                         Canada                1,500,000               1,065,867

     Government of Canada
       6.000%, 06/01/08                                         Canada                1,500,000               1,004,612
                                                                                                           ------------
Total Canadian Dollar                                                                                         2,070,479
                                                                                                           ------------
EURO (5.3%)

     Republic of Finland
       8.750%, 10/17/01                                         Finland               1,980,000               1,806,167

     European Investment Bank
       7.500%, 11/04/02                                      Multi-National           1,022,584                 971,069

     Republic of Italy
       7.250%, 11/01/26                                         Italy                 2,500,000               2,740,055
                                                                                                           ------------
Total Euro                                                                                                    5,517,291
                                                                                                           ------------
JAPANESE YEN (4.3%)

     Eksportfinans AS
       2.650%, 07/10/02                                          Norway             100,000,000                 855,306

     Fannie Mae
       1.750%, 03/26/08                                      United States          400,000,000               3,583,722
                                                                                                           ------------
Total Japanese Yen                                                                                            4,439,028
                                                                                                           ------------
NEW ZEALAND DOLLAR (0.6%)

     International Bank for Reconstruction & Development
       7.250%, 05/27/03                                      Multi-National           1,400,000                 585,979
                                                                                                           ------------
NORWEGIAN KRONER (0.8%)

     Kingdom of Norway
       5.750%, 11/30/04                                          Norway               7,500,000                 836,004
                                                                                                           ------------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
(CONTINUED)
--------------------------------------------------------------------------------

                                                               COUNTRY OF             PAR VALUE
                                                                 ORIGIN            (LOCAL CURRENCY)            VALUE
                                                                 ------            ----------------            -----
UNITED STATES DOLLAR (81.7%)

     Allete, Inc.
       7.800%, 02/15/08                                      United States            1,000,000            $  1,067,710

     Ashland, Inc.
       8.250%, 02/04/04                                      United States            1,000,000               1,079,187

     AT&T Corp.
       6.000%, 03/15/09                                      United States            1,000,000                 985,053

     Bank of America Corp.
       7.400%, 01/15/11                                      United States            1,000,000               1,093,501

     Calpine Corp.
       8.625%, 08/15/10                                      United States            1,000,000                 979,184

     Chubb Corp.
       6.150%, 08/15/05                                      United States            1,000,000               1,038,906

     Compaq Computer Corp.
       7.650%, 08/01/05                                      United States            1,000,000               1,071,888

     Conagra Foods, Inc.
       9.875%, 11/15/05                                      United States            1,000,000               1,162,211

     Deutsche Telekom Int'l Finance
       7.750%, 06/15/05                                      Netherlands              1,000,000               1,068,904

     Dominion Resources, Inc.
       7.625%, 07/15/05                                      United States            1,000,000               1,087,404

     DTE Capital Corp.
       6.170%, 06/15/38                                      United States              170,000                 175,551

     Fannie Mae
       6.000%, 12/15/05                                      United States            1,500,000               1,607,776

     Fannie Mae
       6.500%, 04/29/09                                      United States            1,000,000               1,022,410

     Fannie Mae
       6.400%, 05/14/09                                      United States            1,000,000               1,056,787

     Fannie Mae
       6.625%, 11/15/10                                      United States            3,000,000               3,308,688

     Federal Farm Credit Bank
       6.875%, 05/01/02                                      United States            1,500,000               1,538,466

     Federal Home Loan Bank
       5.875%, 02/15/11                                      United States            2,000,000               2,092,364

     Federal Home Loan Bank
       5.860%, 01/25/07                                      United States            1,000,000               1,044,375

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
(CONTINUED)
--------------------------------------------------------------------------------

                                                               COUNTRY OF             PAR VALUE
                                                                 ORIGIN            (LOCAL CURRENCY)            VALUE
                                                                 ------            ----------------            -----
UNITED STATES DOLLAR (CONTINUED)

     Federal Home Loan Mortgage Corp.
       6.875%, 09/15/10                                      United States            3,000,000            $  3,358,518

     First Union National Bank
       7.800%, 08/18/10                                      United States            1,000,000               1,112,788

     General Electric Capital Corp.
       6.500%, 12/10/07                                      United States            2,000,000               2,153,746

     Georgia-Pacific Group
       8.125%, 05/15/11                                      United States              250,000                 253,418

  *  Harrah's Operating Co., Inc. 144A
       7.125%, 06/01/07                                      United States              500,000                 483,540

     Hertz Corp.
       7.625%, 08/15/07                                      United States            1,000,000               1,076,560

     Honeywell International, Inc.
       9.065%, 06/01/33                                      United States              594,000                 681,162

     Inter-American Development Bank
       5.375%, 11/18/08                                      Multi-National           3,000,000               3,110,124

     Masco Corp.
       6.000%, 05/03/04                                      United States              500,000                 513,197

     Morgan Stanley Dean Witter & Co.
       6.100%, 04/15/06                                      United States            1,000,000               1,034,817

     Pfizer, Inc.
       5.625%, 02/01/06                                      United States              500,000                 516,789

     Raytheon Co.
       6.500%, 07/15/05                                      United States            1,000,000               1,027,695

     Republic Services, Inc.
       6.750%, 08/15/11                                      United States              500,000                 507,669

     Target Corp.
       7.000%, 07/15/31                                      United States              500,000                 503,481

     Turner Broadcasting System, Inc.
       8.400%, 02/01/24                                      United States            1,000,000               1,031,038

     Tyco International Group SA
       4.950%, 08/01/03                                        Luxembourg             1,000,000               1,015,604

     U.S. Treasury Bonds
       6.250%, 05/15/30                                      United States            7,900,000               8,794,312

     U.S. Treasury Notes
       5.625%, 11/30/02                                      United States           10,750,000              11,125,971

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
(CONTINUED)
--------------------------------------------------------------------------------

                                                               COUNTRY OF             PAR VALUE
                                                                 ORIGIN            (LOCAL CURRENCY)            VALUE
                                                                 ------            ----------------            -----
UNITED STATES DOLLAR (CONTINUED)

     U.S. Treasury Notes
       4.625%, 5/15/06                                       United States            9,100,000            $  9,424,197

     U.S. Treasury Notes
       5.625%, 05/15/08                                      United States            2,500,000               2,690,528

     U. S. Treasury Notes
       5.750%, 08/15/10                                      United States            5,250,000               5,689,693

     Unilever Capital Corp.
       6.875%, 11/01/05                                      United States            1,000,000               1,086,024

     Wal-Mart Stores, Inc.
       6.875%, 08/10/09                                      United States            1,000,000               1,084,461

     Waste Management, Inc.
       8.750%, 05/01/18                                      United States            1,000,000               1,032,735

     Wells Fargo Financial, Inc.
       7.600%, 05/03/05                                      United States            1,245,000               1,363,292

  *  WorldCom, Inc. 144A
       7.375%, 01/15/06                                      United States            1,350,000               1,413,908
                                                                                                           ------------
Total United States Dollar                                                                                   84,565,632
                                                                                                           ------------
TOTAL INVESTMENTS (97.6%)
  IDENTIFIED COST $99,964,224)                                                                              101,030,947

OTHER ASSETS LESS LIABILITIES (2.4%)                                                                          2,516,663
                                                                                                           ------------
NET ASSETS (100.0%)                                                                                        $103,547,610
                                                                                                           ============

----------
* Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. On September 30, 2001, these securities were valued at $1,897,448 or 1.83% of net assets.

                     (See "Notes to Financial Statements")

                  BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND

                                  (Unaudited)
                Cumulative Total Return of a $10,000 Investment
                      October 1, 1991 - September 30, 2001

              BB&K Bond                                                            Merrill Lynch                 80/20 Merrill
           Opportunity Fund      SB WG10Non$H       SBWGB50%     SBWGB $T     Corporate/Government Master   Lynch/Salomon Brothers
           ----------------      ------------       --------     --------     ---------------------------   ----------------------
Sep-91         $10,000             $10,000          $10,000      $10,000              $10,000                     $10,000
Dec-91         $10,506             $10,283          $10,662      $10,796              $10,532                     $10,482
Mar-92         $10,349             $10,345          $10,434      $10,434              $10,381                     $10,374
Jun-92         $10,853             $10,532          $11,014      $11,134              $10,799                     $10,745
Sep-92         $11,244             $10,814          $11,568      $11,830              $11,333                     $11,228
Dec-92         $11,126             $11,108          $11,355      $11,394              $11,341                     $11,295
Mar-93         $11,714             $11,399          $11,841      $12,002              $11,868                     $11,772
Jun-93         $12,053             $11,662          $12,154      $12,352              $12,214                     $12,102
Sep-93         $12,318             $12,105          $12,712      $12,911              $12,633                     $12,525
Dec-93         $12,677             $12,599          $12,981      $12,905              $12,595                     $12,596
Mar-94         $11,452             $12,180          $12,889      $12,906              $12,225                     $12,217
Jun-94         $10,325             $11,888          $12,844      $12,992              $12,079                     $12,040
Sep-94         $10,113             $11,892          $12,952      $13,144              $12,132                     $12,084
Dec-94         $10,243             $12,093          $13,101      $13,208              $12,181                     $12,166
Mar-95         $11,239             $12,649          $14,341      $14,652              $12,778                     $12,754
Jun-95         $11,678             $13,242          $15,028      $15,433              $13,605                     $13,534
Sep-95         $11,866             $13,715          $15,115      $15,272              $13,853                     $13,830
Dec-95         $12,354             $14,259          $15,572      $15,722              $14,501                     $14,460
Mar-96         $12,324             $14,396          $15,516      $15,428              $14,172                     $14,223
Jun-96         $12,523             $14,768          $15,747      $15,490              $14,231                     $14,344
Sep-96         $12,972             $15,376          $16,330      $15,913              $14,483                     $14,660
Dec-96         $13,398             $15,945          $16,805      $16,292              $14,928                     $15,129
Mar-97         $13,167             $16,181          $16,438      $15,618              $14,810                     $15,079
Jun-97         $13,483             $16,686          $16,932      $16,091              $15,344                     $15,608
Sep-97         $13,717             $17,258          $17,241      $16,296              $15,882                     $16,153
Dec-97         $13,747             $17,708          $17,348      $16,330              $16,387                     $16,649
Mar-98         $13,985             $18,249          $17,648      $16,458              $16,647                     $16,963
Jun-98         $14,134             $18,672          $18,001      $16,785              $17,082                     $17,398
Sep-98         $14,918             $19,697          $19,335      $18,183              $17,908                     $18,254
Dec-98         $15,331             $19,758          $19,902      $18,829              $17,949                     $18,308
Mar-99         $15,067             $20,185          $19,597      $18,102              $17,734                     $18,201
Jun-99         $14,652             $20,086          $19,094      $17,478              $17,545                     $18,024
Sep-99         $14,840             $20,275          $19,720      $18,270              $17,643                     $18,123
Dec-99         $14,611             $20,542          $19,679      $18,026              $17,580                     $18,114
Mar-00         $14,591             $20,959          $19,781      $18,057              $18,063                     $18,591
Jun-00         $14,650             $21,379          $19,888      $18,031              $18,305                     $18,860
Sep-00         $14,318             $21,716          $19,595      $17,557              $18,825                     $19,353
Dec-00         $14,811             $22,498          $20,353      $18,312              $19,673                     $20,196
Mar-01         $15,121             $23,178          $20,126      $17,755              $20,293                     $20,813
Jun-01         $15,099             $23,303          $19,966      $17,477              $20,331                     $20,860
Sep-01         $15,808             $23,806          $20,954      $18,727              $21,347                     $21,787

                          AVERAGE ANNUAL TOTAL RETURN *

     1 Year                       5 Year                        10 Year
     ------                       ------                        -------
     10.40%                        4.03%                         4.69%

The above graph shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser Bond Opportunity Fund since October 1, 1991. The graph shows the cumulative return of the Bailard, Biehl & Kaiser Bond Opportunity Fund as well as the following indices: Salomon Brothers Non-US$ World Government Bond Index -10 country (fully hedged); Salomon Brothers non-US$ World Government Bond Index (50% hedged); Salomon Brothers World Government Bond Index (US$); the Merrill Lynch Corporate/Government Master Bond Index; and the 80% Merrill Lynch Corporate/Government Master Index/20% Salomon Brothers Non-US$ World Government Bond Index (fully hedged). The first three indices are used for comparison purposes before the change in the Bond Fund's investment objective on December 19, 2000. The Salomon Brothers Non-US$ World Government Bond Index -10 country (fully hedged) is a commonly used index that measures the performance of government bonds in ten countries, given on a fully hedged basis. To more fully reflect the Bond Fund's hedging strategy prior to December 19, 2000, we have also calculated a 50%-hedged return for the Salomon Brothers Non-US$ World Government Bond Index, a commonly used index that measures the performance of government bonds in seventeen developed countries. The third index listed, the Salomon Brothers World Government Bond Index (US$), measures the U.S. dollar performance of government bonds in the U.S. and seventeen other developed countries. The fourth and fifth indices listed are for comparative purposes after the change in the Bond Fund's investment objective on December 19, 2000. The Merrill Lynch Corporate/Government Master Bond Index is a commonly used index that measures the performance of the broad U.S. dollar investment grade debt universe, excluding mortgage and asset-backed securities. To more fully reflect the Bond Fund's current investment strategy, we have also calculated a benchmark index with an 80% weighting in the Merrill Lynch Corporate/Government Master Index and a 20% weighting in the fully hedged Salomon Brothers Non-US$ World Government Bond Index. None of the indices listed above measure the performance of the bond markets in developing countries, in which the Fund may invest. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser Bond Opportunity Fund would have grown to $15,767 by September 30, 2001.

* These figures reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual investment management fee (0.25% quarterly) through September 30, 1993. Actual fees varied during this period. From 10/1/93 to 12/18/00, the Fund charged a management fee of 0.75%. As of December 19, 2001, the advisory fee was reduced to 0.60% of the daily average net assets of the Fund. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser Bond Opportunity Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                              COGNITIVE           ENHANCED        INTERNATIONAL           BOND
                                                                VALUE              GROWTH            EQUITY           OPPORTUNITY
                                                                 FUND               FUND              FUND                FUND
                                                           ---------------    ---------------    ---------------    ---------------
Assets
Investments, at value                                      $    58,605,051    $    44,109,910    $    91,577,506    $   101,030,947
Foreign currency, at value
  (Identified cost $0, $0, $2,822 and $0, respectively)                 --                 --              2,829                 --
Cash                                                             3,134,044            845,911         12,245,429            816,547
Receivables:
  Portfolio securites sold                                         453,911                 --          8,102,415                 --
  Dividend, interest and recoverable foreign taxes
    receivable                                                      79,105                222            364,505          1,894,732
  Fund shares sold                                                     900             28,000            190,000             90,049
Prepaid expenses                                                    15,401             15,404              7,082              6,155
                                                           ---------------    ---------------    ---------------    ---------------

        Total assets                                            62,288,412         44,999,447        112,489,766        103,838,430
                                                           ---------------    ---------------    ---------------    ---------------
LIABILITIES

Net unrealized depreciation of forward
 foreign currency exchange contracts (Note 5)                           --                 --                 --             60,795
Payables:
  Portfolio securities purchased                                   659,708                 --         10,819,545
  Advisory fees (Note 3)                                            39,741             30,552             91,283             49,890
  Fund shares redeemed                                              10,000                 79              5,000            100,000
  Accrued expenses and other liabilities                            57,306             60,295            137,200             80,135
                                                           ---------------    ---------------    ---------------    ---------------

       Total liabilities                                           766,755             90,926         11,053,028            290,820
                                                           ---------------    ---------------    ---------------    ---------------

Net assets                                                 $    61,521,657    $    44,908,521    $   101,436,738    $   103,547,610
                                                           ===============    ===============    ===============    ===============

Shares of capital stock issued and outstanding                   6,962,838          6,904,450         23,755,853         14,509,229
                                                           ===============    ===============    ===============    ===============

Net asset value, offering and redemption price per share   $          8.84    $          6.50    $          4.27    $          7.14
                                                           ===============    ===============    ===============    ===============

Shares authorized                                            1,000,000,000      1,000,000,000        100,000,000        100,000,000
Par Value                                                           no par             no par    $        0.0001             no par

Net assets consist of:
  Capital paid-in                                          $    69,663,525    $    68,406,444    $   132,146,192    $   123,969,865
  Accumulated net investment income (loss)                          61,092                 --           (186,177)        (3,875,270)
  Accumulated net realized loss on investments and
   foreign currency transactions                                   (25,372)          (184,069)       (18,054,644)       (17,560,720)
  Net unrealized appreciation (depreciation):
    Investments                                                 (8,177,588)       (23,313,854)       (12,472,268)         1,066,723
    Foreign currency translation                                        --                 --              3,635            (52,988)
                                                           ---------------    ---------------    ---------------    ---------------

                                                           $    61,521,657    $    44,908,521    $   101,436,738    $   103,547,610
                                                           ===============    ===============    ===============    ===============

Investments, at cost                                       $    66,782,639    $    67,423,764    $   104,049,774    $    99,964,224
                                                           ===============    ===============    ===============    ===============

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                         COGNITIVE           ENHANCED           INTERNATIONAL            BOND
                                                           VALUE              GROWTH               EQUITY             OPPORTUNITY
                                                           FUND                FUND                 FUND                 FUND
                                                   -------------------  -------------------  ------------------   ------------------
                                                       Period Ended        Period Ended          Year Ended           Year Ended
                                                   September 30, 2001*  September 30, 2001*  September 30, 2001   September 30, 2001
                                                   -------------------  -------------------  ------------------   ------------------
INVESTMENT INCOME
  Dividends (net of foreign taxes
    withheld of $0, $0, $270,760 and $0)              $    286,535         $      6,524         $  2,066,401         $         --
  Interest                                                  32,220               24,079              252,327            5,162,397
                                                      ------------         ------------         ------------         ------------
          Total income                                     318,755               30,603            2,318,728            5,162,397
                                                      ------------         ------------         ------------         ------------
EXPENSES
  Advisory fees (Note 3)                                   165,524              146,892            1,171,922              592,756
  Custodian fees                                            32,068               32,068              385,924              108,752
  Professional fees                                         40,600               39,600              102,771              132,494
  Administrative service fees                               11,041               11,219               32,511               32,488
  Transfer agent fees                                       14,269               14,269               41,605               39,068
  Director fees and expenses (Note 3)                       21,188               21,188               20,093               21,436
  Registration fees                                          4,329                4,325               12,233               10,584
  Shareholder reports                                        1,359                1,359                  717                  897
  Other                                                      3,843                3,843                5,878                6,573
                                                      ------------         ------------         ------------         ------------
          Total expenses                                   294,221              274,763            1,773,654              945,048
                                                      ------------         ------------         ------------         ------------

          Net investment income (loss)                      24,534             (244,160)             545,074            4,217,349
                                                      ------------         ------------         ------------         ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

  Net realized loss on investments and foreign
    currency transactions                                  (25,372)            (184,069)         (18,073,336)          (5,128,157)
  Net change in unrealized gain (loss) on
    investments and foreign currency transactions       (8,177,588)         (23,313,854)         (24,874,754)          10,278,930
                                                      ------------         ------------         ------------         ------------

      Net gain (loss) on investments and foreign
        currency transactions                           (8,202,960)         (23,497,923)         (42,948,090)           5,150,773
                                                      ------------         ------------         ------------         ------------

  Net increase (decrease) in net assets resulting
    from operations                                   $ (8,178,426)        $(23,742,083)        $(42,403,016)        $  9,368,122
                                                      ============         ============         ============         ============

----------
*    From commencement of operations on May 30, 2001.

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             COGNITIVE                 ENHANCED
                                                               VALUE                    GROWTH              INTERNATIONAL
                                                               FUND                      FUND                EQUITY FUND
                                                           -------------------    -------------------    ------------------
                                                              Period Ended           Period Ended            Year Ended
INCREASE (DECREASE) IN NET ASSETS                          September 30, 2001*    September 30, 2001*    September 30, 2001
                                                           -------------------    -------------------    ------------------
Operations:
  Net investment income (loss)                                 $      24,534          $    (244,160)         $     545,074
  Net realized gain (loss) on investments
    and foreign currency transactions                                (25,372)              (184,069)           (18,073,336)
  Net change in unrealized gain (loss) on
    investments and foreign currency transactions                 (8,177,588)           (23,313,854)           (24,874,754)
                                                               -------------          -------------          -------------

  Net increase (decrease) resulting from operations               (8,178,426)           (23,742,083)           (42,403,016)
                                                               -------------          -------------          -------------

Distributions to Shareholders from:
  Net investment income                                                   --                     --               (203,305)
  Net realized gain                                                       --                     --            (13,576,240)
                                                               -------------          -------------          -------------

  Total distributions                                                     --                     --            (13,779,545)
                                                               -------------          -------------          -------------

Fund Share Transactions:
  Proceeds from shares sold                                       70,607,746             69,279,746             43,464,270
  Value of distributions reinvested                                       --                     --             11,099,805
  Cost of shares redeemed                                           (907,663)              (629,142)           (49,875,070)
                                                               -------------          -------------          -------------

  Net increase (decrease) from fund share transactions            69,700,083             68,650,604              4,689,005
                                                               -------------          -------------          -------------

  Total increase (decrease) in net assets                         61,521,657             44,908,521            (51,493,556)

NET ASSETS
  Beginning of period                                                     --                     --            152,930,294
                                                               -------------          -------------          -------------

  End of period                                                $  61,521,657          $  44,908,521          $ 101,436,738
                                                               =============          =============          =============

  Accumulated net investment income (loss)                     $      61,092          $          --          $    (186,177)
                                                               =============          =============          =============

NUMBER OF FUND SHARES
  Sold                                                             7,062,030              6,984,097              8,276,610
  Issued for distributions reinvested                                     --                     --              1,947,334
  Redeemed                                                           (99,192)               (79,647)            (9,343,488)
                                                               -------------          -------------          -------------

  Net increase (decrease)                                          6,962,838              6,904,450                880,456
                                                               =============          =============          =============


                                                              INTERNATIONAL
                                                               EQUITY FUND                   BOND OPPORTUNITY FUND
                                                           ------------------     -----------------------------------------
                                                                Year Ended             Year Ended             Year Ended
INCREASE (DECREASE) IN NET ASSETS                          September 30, 2000     September 30, 2001     September 30, 2000
                                                           ------------------     ------------------     ------------------
Operations:
  Net investment income (loss)                                 $     (11,784)         $   4,217,349          $   2,809,777
  Net realized gain (loss) on investments
    and foreign currency transactions                             13,362,571             (5,128,157)             1,722,173
  Net change in unrealized gain (loss) on
    investments and foreign currency transactions                 (5,638,557)            10,278,930             (7,068,212)
                                                               -------------          -------------          -------------

  Net increase (decrease) resulting from operations                7,712,230              9,368,122             (2,536,262)
                                                               -------------          -------------          -------------

Distributions to Shareholders from:
  Net investment income                                             (369,422)            (7,851,385)            (2,538,220)
  Net realized gain                                              (13,278,658)                    --                     --
                                                               -------------          -------------          -------------

  Total distributions                                            (13,648,080)            (7,851,385)            (2,538,220)
                                                               -------------          -------------          -------------

Fund Share Transactions:
  Proceeds from shares sold                                       31,395,084            100,535,781              7,982,863
  Value of distributions reinvested                               11,379,052              3,823,989                405,569
  Cost of shares redeemed                                        (23,380,008)           (69,403,122)           (15,430,463)
                                                               -------------          -------------          -------------

  Net increase (decrease) from fund share transactions            19,394,128             34,956,648             (7,042,031)
                                                               -------------          -------------          -------------

  Total increase (decrease) in net assets                         13,458,278             36,473,385            (12,116,513)

NET ASSETS
  Beginning of period                                            139,472,016             67,074,225             79,190,738
                                                               -------------          -------------          -------------

  End of period                                                $ 152,930,294          $ 103,547,610          $  67,074,225
                                                               =============          =============          =============

  Accumulated net investment income (loss)                     $    (410,607)         $  (3,875,270)         $   3,437,751
                                                               =============          =============          =============

NUMBER OF FUND SHARES
  Sold                                                             4,205,279             14,722,547              1,062,130
  Issued for distributions reinvested                              1,587,037                564,549                 51,996
  Redeemed                                                        (3,164,349)            (9,912,530)            (2,073,123)
                                                               -------------          -------------          -------------

  Net increase (decrease)                                          2,627,967              5,374,566               (958,997)
                                                               =============          =============          =============

----------
*    From commencement of operations on May 30, 2001.

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
COGNITIVE VALUE FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout the period:
                                                                 Period Ended
                                                             September 30, 2001*
                                                             -------------------
Net asset value, beginning of period                               $10.00
                                                                   ------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                -- #

  Net realized/unrealized loss on investments                       (1.16)
                                                                   ------

Total from investment operations                                    (1.16)
                                                                   ------

Net asset value, end of period                                     $ 8.84
                                                                   ======


TOTAL RETURN                                                       (11.60%)**

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)                             $ 61.5

  Ratio of expenses to average net assets                            1.33%**

  Ratio of net investment income to average net assets               0.11%**

  Portfolio turnover rate                                              31%**

----------
*    From commencement of operations on May 30, 2001.
** Ratios for periods less than one year have been annualized except for total return and portfolio turnover rate.
#    Amount represents less than $0.01 per share.

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
ENHANCED GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout the period:
                                                                 Period Ended
                                                             September 30, 2001*
                                                             -------------------
Net asset value, beginning of period                               $10.00
                                                                   ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                                               (0.04)

  Net realized/unrealized loss on investments                       (3.46)
                                                                   ------
Total from investment operations                                    (3.50)
                                                                   ------
Net asset value, end of period                                     $ 6.50
                                                                   ======

TOTAL RETURN                                                       (35.00%)**

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)                             $ 44.9

  Ratio of expenses to average net assets                            1.40%**

  Ratio of net investment loss to average net assets                (1.24%)**

  Portfolio turnover rate                                               5%**

----------
*    From commencement of operations on May 30, 2001.
** Ratios for periods less than one year have been annualized except for total return and portfolio turnover rate.

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share outstanding throughout the year:

                                                                For the Years Ended September 30,
                                                    -------------------------------------------------------
                                                      2001        2000        1999        1998        1997
                                                    -------     -------     -------     -------     -------
Net asset value, beginning of year                  $  6.69     $  6.89     $  5.92     $  6.91     $  6.05
                                                    -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income*                               0.02          --#       0.02        0.09        0.04

  Net realized/unrealized gain (loss)
    on investments and foreign currency               (1.83)       0.47        1.47       (0.81)       1.23
                                                    -------     -------     -------     -------     -------

Total from investment operations                      (1.81)       0.47        1.49       (0.72)       1.27
                                                    -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
  From net investment income                          (0.01)      (0.02)      (0.06)      (0.13)      (0.05)
  From net realized gain                              (0.60)      (0.65)      (0.46)      (0.14)      (0.36)
                                                    -------     -------     -------     -------     -------

Total distributions                                   (0.61)      (0.67)      (0.52)      (0.27)      (0.41)
                                                    -------     -------     -------     -------     -------

Net asset value, end of year                        $  4.27     $  6.69     $  6.89     $  5.92     $  6.91
                                                    =======     =======     =======     =======     =======

TOTAL RETURN                                         (29.34%)      6.10%      26.13%     (10.61%)     22.22%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (millions)                $ 101.4     $ 152.9     $ 139.5     $ 108.3     $ 139.2

  Ratio of expenses to average net assets:
    Before expenses waived / reimbursed                1.44%       1.37%       1.49%       1.44%       1.44%
    After expenses waived / reimbursed                 1.44%       1.37%       1.49%       1.41%       1.44%

  Ratio of net investment income (loss)
    to average net assets                              0.44%      (0.01%)      0.37%       0.49%       0.79%

  Portfolio turnover rate                                90%        101%         85%         78%         67%

----------
* Net investment income per share has been computed before adjustments for book/tax differences. "Distributions for tax purposes in excess of net investment income" represents amounts paid from foreign currency gains reclassified to net investment income under the Internal Revenue Code.
#    Amount represents less than $0.01 per share.

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
BOND OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share outstanding throughout the year:

                                                                       For the Years Ended September 30,
                                                            ----------------------------------------------------
                                                              2001        2000       1999       1998       1997
                                                            -------     -------    -------    -------    -------
Net asset value, beginning of year                          $  7.34     $  7.85    $  7.99    $  8.20    $  8.38
                                                            -------     -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income*                                       0.50        0.29       0.34       0.25       0.42

  Net realized / unrealized gain (loss)
    on investments and foreign currency                        0.19       (0.55)     (0.39)      0.40       0.04
                                                            -------     -------    -------    -------    -------

Total from investment operations                               0.69       (0.26)     (0.05)      0.65       0.46
                                                            -------     -------    -------    -------    -------
LESS DISTRIBUTIONS:
  Net investment income                                       (0.89)      (0.25)     (0.09)     (0.86)     (0.17)
  For tax purposes in excess of net investment income            --          --         --         --      (0.47)
                                                            -------     -------    -------    -------    -------

Total distributions                                           (0.89)      (0.25)     (0.09)     (0.86)     (0.64)
                                                            -------     -------    -------    -------    -------

Net asset value, end of year                                $  7.14     $  7.34    $  7.85    $  7.99    $  8.20
                                                            =======     =======    =======    =======    =======

TOTAL RETURN                                                  10.38%      (3.52)%    (0.65%)     8.75%      5.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)                          $ 103.5     $  67.1    $  79.2    $  55.0    $  51.9

Ratio of expenses to average net assets:
  Before expenses waived / reimbursed                          0.99%       1.22%      1.26%      1.33%      1.35%
  After expenses waived / reimbursed                           0.99%       1.22%      1.26%      1.26%      1.35%

Ratio of net investment income to average net assets           4.42%       3.79%      4.03%      4.63%      4.72%

Portfolio turnover rate                                         130%         34%        31%        40%        33%

----------
* Net investment income per share has been computed before adjustments for book/tax differences. "Distributions for tax purposes in excess of net investment income" represents amounts paid from foreign currency gains reclassified to net investment income under the Internal Revenue Code.

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Bailard, Biehl & Kaiser Cognitive Value Fund ("Cognitive Value"), the Bailard, Biehl & Kaiser Enhanced Growth Fund ("Enhanced Growth"), the Bailard, Biehl & Kaiser International Equity Fund ("International Equity") and the Bailard, Biehl & Kaiser Bond Opportunity Fund ("Bond", formerly the Bailard, Biehl & Kaiser International Bond Fund), (collectively the "Funds") are each a series of the Bailard, Biehl & Kaiser Opportunity Fund Group, Inc. (Opportunity Fund Group), a Maryland corporation organized in June 1990 and registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company.

The following significant accounting policies are followed by the Funds in the preparation of their financial statements and are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION

Each listed investment security, except U.S. Government obligations, is valued at the closing price reported by the principal securities exchange on which the issue is traded or, if no sale is reported, the mean of the closing bid and asked prices. U.S. Government obligations are stated at the mean between the current closing bid and asked price as reported by an outside pricing service. Securities traded over-the-counter are normally valued at the mean of the closing bid and asked prices quoted by major dealers of such securities.

When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith under procedures established by the Directors of the respective funds. Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates market.

Investments in foreign securities may entail risks due to the potential of political and economic instability in the countries in which the securities are offered or the issuers conduct their operations.

FOREIGN CURRENCY

Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values at the mean of the bid and offer price of such currency against U.S. dollars last quoted on the valuation date. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.

The International Equity and Bond Funds include foreign exchange gains and losses from dividends and interest receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on foreign currency. The International Equity and Bond Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. The impact of fluctuations in foreign exchange rates on investments are included with net realized and unrealized gain (loss) on investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

In connection with purchases and sales of securities denominated in foreign currencies, the International Equity and Bond Funds may enter into forward foreign currency exchange contracts ("Contracts"). Additionally, from time to time the International Equity and Bond Funds may enter into Contracts to sell foreign currencies to hedge certain foreign currency assets. All commitments are "marked to market" daily at the applicable translation rates supplied by a quotation service and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The International Equity and Bond Funds record realized gains or losses at the time the Contract is settled. Risks may arise upon entering into these Contracts from the potential inability of counterparties to meet the terms of their Contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 1 - CONTINUED

The Funds may also purchase put and call options. When doing so the Funds pay a premium that is included in their Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. The risk associated with purchasing a put and call option is limited to the premium paid.

For all options other than index options, the value is the last sale price on the exchange on which they are listed, unless no sales of such options have taken place on that day, in which case they will be valued at the mean between their closing bid and asked prices. Exchange traded index options are valued at the last sale price only if that price falls on or between the closing bid and asked prices on that day. If the last sale price falls outside of the range of the closing bid and asked prices, or if there has been no sale that day, then the index option will be valued using the mean of the closing bid and asked prices.

FEDERAL INCOME TAXES

The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Also, it is the Funds' intention to make distributions in amounts sufficient to avoid imposition of excise tax under the Internal Revenue Code. Therefore, no provision is made for federal income or excise taxes.

At September 30, 2001, the Bond Fund has a capital loss carryforward totaling $16,186,839 of which $15,257,486, $592,542 and $336,811 will expire on September
30 of the years 2003, 2008 and 2009, respectively. At September 30, 2001, the International Equity Fund has a capital loss carryforward totaling $747,940 which will expire on September 30, 2009. Neither the Bond Fund nor the International Equity Fund intends to make any capital gain distributions until their capital loss carryforward has been extinguished.

In order the meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gain and net foreign currency gain realized during a twelve-month period ending October 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year any net capital losses or net foreign currency losses incurred between November 1 and the end of their fiscal year. The Cognitive Value, Enhanced Growth, International Equity and Bond Funds have incurred such capital losses totaling $25,372, $138,046, $17,050,544 and $4,708,738, respectively, and will elect to defer them.

At the end of each year, capital paid-in, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments are adjusted for permanent book-tax differences. Reclassifications between accumulated net investment income (loss) and accumulated net realized gain (loss) on investments arise principally due to differing book and tax treatments for foreign currency transactions.

ORGANIZATIONAL EXPENSES

Organization costs of $36,558 relating to Cognitive Value and $36,578 relating to Enhanced Growth have been expensed as incurred. These expenses are recorded in the Statement of Operations for each Fund in its respective expense category.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

OTHER

Investment security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date or when the Fund first becomes aware of such dividends. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. The Funds use the identified cost method for determining realized gain or loss on investments. Certain expenses of the Opportunity Fund Group are allocated among its respective series in such a manner as its Directors deem appropriate.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

For the period ended September 30, 2001, aggregate purchases and proceeds from sales and maturities of investment securities, other than short-term investments, were as follows:

                                                Purchases             Proceeds
                                                ---------             --------
Cognitive Value                               $ 85,392,722          $ 18,584,710
Enhanced Growth                                 70,610,015             3,002,183
International Equity                           105,995,133           120,233,180
Bond                                           152,512,584           117,184,109

For the period ended September 30, 2001, the aggregate purchases and proceeds from sales and maturities of U.S. Government obligations were as follows:

                                                Purchases             Proceeds
                                                ---------             --------
Bond                                          $ 70,118,647          $ 43,192,588

NOTE 3 - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have investment management agreements with Bailard, Biehl & Kaiser, Inc. (the "Advisor"). These agreements require the payment of a monthly fee computed on an annual basis as follows:

                                                          Fee
                                                          ---
     Cognitive Value                            0.75% of average net assets
     Enhanced Growth                            0.75% of average net assets
     International Equity                       0.95% of average net assets
     Bond                                       0.60% of average net assets

Each outside Director of Cognitive Value and Enhanced Growth are compensated by the respective series at the rate of $5,000 per year, while each outside Director of International Equity and Bond are compensated by the respective series at the rate of $4,000 per year ($5,000 effective December 31, 2001). In addition, all outside Directors receive an attendance fee of $400 plus related travel expenses for each Directors' meeting attended.

Fund shareholders who held in excess of 5% of the relevant Fund's shares outstanding at September 30, 2001, held the following aggregate percentages of the respective Fund's shares:
                                                            %
                                                          -----
     Cognitive Value                                       5.65
     Bond                                                 10.80

BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 4 - TAX BASIS UNREALIZED GAIN (LOSS)

At September 30, 2001, the cost, gross and net unrealized gain (loss) for federal income tax purposes were as follows:

                                               Gross Unrealized
                        -------------------------------------------------------------
                            Cost             Gain            Loss             Net
                            ----             ----            ----             ---
Cognitive Value         $ 66,782,639    $  1,816,682    $  9,994,270    $ (8,177,588)
Enhanced Growth           67,469,787         235,008      23,594,885     (23,359,877)
International Equity     104,492,112       4,312,239      17,226,845     (12,914,606)
Bond                     100,565,433       2,056,866       1,591,352         465,514

NOTE 5 - FORWARD FOREIGN CURRENCY CONTRACTS

At September 30, 2001, the Bond Fund has entered into forward foreign currency contracts that obligated it to exchange currencies at specified future dates. At the maturity of a forward contract, the Bond Fund may either make delivery of the foreign currency from currency held, if any, from the proceeds of portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due to the Bond Fund under the contracts, including contracts which have been offset but remained unsettled, have been netted against the forward value of the currency to be delivered by the Bond Fund. The remaining amount is shown as an unrealized gain or loss on forward currency contracts. The Bond Fund's open forward foreign currency exchange contracts outstanding at September 30, 2001 are as follows:

   USD                                                               Unrealized
Receivable         Currency Deliverable         Delivery Date        Gain (Loss)
----------         --------------------         -------------        -----------

$  989,646         CAD        1,558,000           12/24/01           $   4,707
 4,601,150         EUR        5,000,000           12/27/01              58,163
 3,032,313         GBP        2,074,582           12/27/01              (3,535)
 4,411,440         JPY      540,000,000           10/24/01            (130,848)
   445,258         NOK        3,908,205           12/27/01               8,877
   487,404         NZD        1,200,000           12/27/01               1,841
                                                                     ---------
                                                                     $ (60,795)
                                                                     ---------

                                CURRENCY LEGEND:

     USD - US Dollar                              JPY - Japanese Yen
     CAD - Canadian Dollar                        NOK - Norwegian Kroner
     EUR - Euro                                   NZD - New Zealand Dollar
     GBP - British Pound

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Bailard, Biehl & Kaiser Opportunity Fund Group, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bailard, Biehl & Kaiser Cognitive Value Fund, Bailard, Biehl & Kaiser Enhanced Growth Fund, Bailard, Biehl & Kaiser International Equity Fund, and Bailard, Biehl & Kaiser Bond Opportunity Fund (formerly Bailard, Biehl & Kaiser International Bond Fund) (constituting Bailard, Biehl & Kaiser Opportunity Fund Group, Inc., hereafter referred to as the "Funds") at September 30, 2001, the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
San Francisco, California
November 9, 2001

BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION: (UNAUDITED):

For the year ended September 30, 2001, the International Equity Fund earned foreign source income of $2,337,161 and the Fund incurred foreign taxes of $270,760, which the Fund may elect to pass through to shareholders as foreign tax credits on Form 1099-Div for the year ending December 31, 2001.

During the year ended September 30, 2001, the International Equity Fund distributed long-term capital gains in the amount of $13,591,986.

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED):

On December 14, 2000, a special meeting was held of the shareholders of the Bailard, Biehl & Kaiser International Equity Fund ("International Equity") and the Bailard, Biehl & Kaiser International Bond Fund ("Bond"), collectively the "Funds." The purpose of the meeting was to vote on each of the following seven proposals:

Proposal 1 - ELECTION OF DIRECTORS - This proposal elects all five existing Directors to the Board until any successors are elected. The five existing Directors on December 14, 2000 were Shirley L. Clayton, Peter M. Hill, Burnice
E. Sparks, James C. Van Horne and Scott F. Wilson. The shareholders of both Funds voted collectively on this proposal.

Proposal 2 - RATIFY AUDITORS - This proposal ratifies the selection of PricewaterhouseCoopers LLP, to act as the independent accountants. The shareholders of both Funds voted collectively on this proposal.

Proposal 3 - UNSEASONED COMPANIES - This proposal removes a restriction preventing both Funds from investing in companies with less than three years of operating history. The shareholders of the Funds voted separately on this proposal.

PROPOSAL 4 - OFFICER/DIRECTOR OWNERSHIP - This proposal removes a restriction preventing the Funds from investing in certain securities which are also held by officers or directors of the Funds and the Funds' advisor, Bailard, Biehl & Kaiser, Inc. The shareholders of the Funds voted separately on this proposal.

Proposal 5 - CHANGE OF FUND OBJECTIVE AND NAME - This proposal changes the Bond Fund's emphasis to investing primarily in U.S. dollar denominated debt securities with a secondary emphasis on non-U.S. dollar denominated debt securities. This proposal also changes the Bond Fund's name to the Bailard, Biehl & Kaiser Bond Opportunity Fund.

Proposal 6 - CHANGE IN FEE - This proposal reduces the annual management fee paid by the Bond Fund to 0.60% of average daily net assets.

BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.
(CONTINUED)
--------------------------------------------------------------------------------

Proposal 7 - SECURITIES LENDING - This proposal permits International Equity to lend its portfolio securities, subject to applicable law and the adoption of procedures by the Board of Directors.

The results of the vote were as follows:

                             FOR           AGAINST       ABSTAIN       NON-VOTES
                             ---           -------       -------       ---------
Proposal 1:
  Ms. Clayton             20,708,944             0             0      11,316,107
  Mr. Hill                20,708,944             0             0      11,316,107
  Mr. Sparks              20,708,944             0             0      11,316,107
  Mr. Van Horne           20,708,944             0             0      11,316,107
  Mr. Wilson              20,708,944             0             0      11,316,107
Proposal 2                20,615,808             0        93,136      11,316,107
Proposal 3
  Intl Equity             13,862,038       387,247       148,937       8,459,295
  Bond                     6,105,780       121,351        83,592       2,856,811
Proposal 4
  Intl Equity             13,687,760       441,242       269,220       8,459,295
  Bond                     6,138,221        87,100        85,402       2,856,811
Proposal 5                 6,268,811        34,158         7,753       2,856,812
Proposal 6                 6,307,622             0         3,100       2,856,812
Proposal 7                13,746,641       536,693       114,889       8,459,294